SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

    / /      Preliminary Proxy Statement

    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials

    / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                     GST TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) filing Proxy Statement, if other than Registrant)

    Payment of filing fee (check the appropriate box):

    /X/      No fee required.

    / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

    (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

    / /      Fee paid previously with preliminary materials.

    / /      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:

--------------------------------------------------------------------------------


    (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------


    (3)      Filing Party:

--------------------------------------------------------------------------------


    (4)      Date Filed:

                          GST TELECOMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE is hereby given that the Annual Meeting of the shareholders of GST Telecommunications, Inc. (the "Company") will be held in The King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada, on March 4, 1998 at 10:00 a.m. for the following purposes:

         1.       To set the number of directors for election at nine.

         2. To elect directors to hold office until the next Annual Meeting of the shareholders or until their successors are duly elected or appointed.

         3. To approve an amendment to the Company's 1996 Stock Option Plan increasing the number of Common Shares that may be subject to options granted thereunder from 700,000 to 1,000,000 shares.

         4. To approve the Company's 1997 Stock Option Plan and to authorize the Board of Directors to make changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

         5. To approve the Company's Amended and Restated By-Laws and to authorize the Board of Directors to make such changes to the Amended and Restated By-Laws as may be required to comply with applicable legislation without further shareholder approval.

         6. To approve the issuance of Common Shares upon conversion of the outstanding Series A Preference Shares issued by the Company in a private placement.

         7. To appoint KPMG Peat Marwick LLP, Certified Public Accountants, to serve as auditors for the Company until the next Annual Meeting of the shareholders and to authorize the directors to fix the remuneration to be paid to the auditors.

         8. To transact such other business as may properly come before the meeting.

         Shareholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Circular and Proxy, and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof with the Company's transfer agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the meeting. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

         Only shareholders of record on the close of business on January 23, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

DATED at Vancouver, Washington, this 28th day of January, 1998.

                                             ON BEHALF OF THE BOARD OF DIRECTORS


                                                STEPHEN IRWIN
                                                Vice-Chairman and Secretary

              WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL
           MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
             ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
         REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

                          GST TELECOMMUNICATIONS, INC.

                                4001 Main Street
                           Vancouver, Washington 98663

                PROXY CIRCULAR FOR ANNUAL MEETING OF SHAREHOLDERS

         THIS PROXY CIRCULAR CONTAINS INFORMATION AS AT JANUARY 23, 1998

                             ----------------------

                   PERSONS MAKING THIS SOLICITATION OF PROXIES

         This Proxy Circular is furnished in connection with the solicitation of Proxies by the Board of Directors of GST Telecommunications, Inc. (the "Company") for use at the Annual Meeting (the "Meeting") of the shareholders of the Company to be held in The King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada, on March 4, 1998 at 10:00 a.m. and for the purposes set forth in the accompanying Notice of Meeting, and at any adjournment thereof. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally by employees of the Company. The cost of solicitation will be borne by the Company.

         The approximate date of mailing of this Proxy Circular and the accompanying proxy to shareholders is January 29, 1998.

                        COMPLETION AND VOTING OF PROXIES

         Two or more persons holding or representing a total of five percent or more of the Company's outstanding common shares, without par value (the "Common Shares"), is required for a quorum at the Meeting. Voting at the Meeting will be by a show of hands, each shareholder having one vote, unless a poll is requested or required (if the number of shares represented by proxies that are to be voted against a motion is greater than five percent of the votes that could be cast at the Meeting), in which case each shareholder is entitled to one vote for each share held. In order to approve a motion proposed at the Meeting a majority of greater than 50% of the votes cast will be required (an "ordinary resolution"), unless the motion requires a special resolution, in which case a majority of 66-2/3% of the votes cast will be required.

         The persons named in the accompanying Proxy as proxyholders are directors or officers of the Company. A SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS (WHICH PERSON NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER OR INTERMEDIARY MUST STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS AND INSERT THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED OR COMPLETE ANOTHER PROXY.

         A shareholder or intermediary acting on behalf of a shareholder may indicate the manner in which the persons named in the enclosed Proxy are to vote with respect to any matter by marking an "X" in the appropriate space. On any poll required by virtue of either (i) shareholders who hold five percent or more of the outstanding shares of the Company being represented at the Meeting by proxies indicating that such shares are to be voted against a matter or (ii) a shareholder or proxyholder requesting a poll, those persons will vote or withhold from voting the shares in respect of which they are appointed in accordance with the directions, if any, given in the Proxy provided such directions are certain.

         If the shareholder or intermediary acting on behalf of a shareholder wishes to confer discretionary authority with respect to any matter, then the space should be left blank. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER, IF ONE PROPOSED BY THE BOARD OF DIRECTORS, INTENDS TO VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOR OF THE MOTION. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters that may be properly brought before the Meeting. At the time of printing this Proxy Circular, the Board of Directors of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. If, however, other matters that are not now known to the Board of Directors should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the nominees.

         The Proxy must be dated and signed by the intermediary acting on behalf of a shareholder or by the shareholder or his attorney authorized in writing. In the case of a corporation, the Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

         COMPLETED PROXIES TOGETHER WITH THE POWER OF ATTORNEY OR OTHER AUTHORITY, IF ANY, UNDER WHICH IT WAS SIGNED OR A NOTARIALLY CERTIFIED COPY THEREOF, MUST BE DEPOSITED WITH THE COMPANY'S TRANSFER AGENT, MONTREAL TRUST COMPANY OF CANADA, OF 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, AT LEAST 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND STATUTORY HOLIDAYS) BEFORE THE TIME OF THE MEETING. UNREGISTERED SHAREHOLDERS WHO RECEIVED THE PROXY THROUGH AN INTERMEDIARY MUST DELIVER THE PROXY IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY SUCH INTERMEDIARY.

         It is not intended to use the proxies for the purpose of voting on the Company's audited financial statements for the most recently completed fiscal year, the directors' reports or the auditors' report.

                              REVOCATION OF PROXIES

         A shareholder or an intermediary acting on behalf of a shareholder who has given a Proxy has the power to revoke it. Revocation can be effected by an instrument in writing signed by the intermediary or shareholder or his attorney authorized in writing, and, in the case of a corporation, executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation and either delivered to the registered office of the Company at Suite 1880, Royal Centre, 1055 West Georgia Street, Box 11122, Vancouver, British Columbia, Canada V6E 3P3, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or deposited with the Chairman of the Meeting on the day of the Meeting, prior to the hour of commencement.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of the directors or senior officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting, other than the election of directors or the approval of the amendment to the Company's 1996 Stock Option Plan (the "1996 Plan") and the approval of the Company's 1997 Stock Option Plan (the "1997 Plan") insofar as they have been or may be granted options to purchase Common Shares pursuant to such plans.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

         The Company has only one class of shares entitled to be voted at the Meeting, namely, Common Shares. All issued shares are entitled to be voted at the Meeting and the holder of each is entitled to one non-cumulative vote. There were 34,574,784 Common Shares issued and outstanding as of January 23, 1998.

         Only those common shareholders of record on January 23, 1998 will be entitled to vote at the Meeting or any adjournment thereof.

         The following table sets forth certain information as of January 23, 1998 with respect to the beneficial ownership of the Common Shares by (i) each person known to the Company to be the beneficial owner of five percent or more thereof, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the five most highly compensated executive officers of the Company other than the Chief Executive Officer and (iv) all executive officers and directors as a group. Each of the named persons has sole voting and investment power with respect to all Common Shares owned by him. All persons identified below as holding options are deemed to be beneficial owners of the Common Shares subject to such options by reason of their right to acquire such shares within 60 days after January 23, 1998, through the exercise of such options.

                                                        Amount And Nature
                                                          Of Beneficial
Name And Address Of Beneficial Owner(1)                     Ownership                 Percentage(2)
-----------------------------------------------   --------------------------      ------------------
John Warta.....................................           1,741,163(3)                  5.0%
West Highland Capital, Inc.....................           2,000,000                     5.8%
     300 Drakes Landing Road, Suite 290
     Greenbrae, California 94904
Tomen Corporation and affiliates...............           1,826,057(4)                  5.2%
     1285 Avenue of the Americas
     New York, New York 10019
Stephen Irwin..................................             443,011(5)                  1.3%
Clifford V. Sander.............................             426,100(6)                  1.2%
Ian Watson.....................................             385,100                     1.1%
W. Gordon Blankstein...........................             303,466(7)                   *
Thomas E. Sawyer...............................             280,254(8)                   *
Robert H. Hanson...............................             151,922(9)                   *
Peter E. Legault...............................             129,806(10)                  *
Joseph A. Basile, Jr...........................             100,000(11)                  *
Jack G. Armstrong..............................              40,500(12)                  *
Mitsuhiro Naoe.................................                  --(13)                  --
Joseph G. Fogg, III............................                  --(14)                  --
A. Roy Megarry.................................                  --                      --
Directors and Officers of the Company as a
    Group (13  persons)........................           4,001,322(15)                11.3%


-------------------
*        Less than 1%.

(1) Unless otherwise indicated, the address for each person or entity listed is the Company's principal executive offices.
(2) Does not reflect the issuance of 500 Series A Preference Shares (the "Series A Preference Shares") by the Company to an affiliate of Princes Gate Investors II, L.P. ("Princes Gate") in a private placement in February 1997 (the "Princes Gate Investment") or any subsequent conversion of the Series A Preference Shares into Common Shares.
(3) Includes 191,666 Common Shares issuable upon exercise of options. Does not include 133,334 Common Shares issuable upon the exercise of options that are not exercisable until the market price of the Common Shares on the American Stock Exchange (the "AMEX") reaches certain levels for certain prescribed periods. See "-- Stock Option Plans."
(4) Includes 246,155 Common Shares issuable upon the exercise of warrants held by Tomen Corporation and its affiliates (collectively, "Tomen").
(5) Includes (i) 166,666 Common Shares issuable upon exercise of options and (ii) 200,000 Common Shares issuable upon exercise of an outstanding warrant. Does not include (i) 133,334 Common Shares issuable upon the exercise of options that are not exercisable until the closing price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods and (ii) 100,000 Common Shares issuable upon exercise of an outstanding warrant. See " -- Stock Option Plans."
(6)      Includes 62,000 Common Shares issuable upon exercise of options.


                                         (footnotes continued on following page)

(7) Includes 66,666 Common Shares issuable upon exercise of options. Does not include 133,334 Common Shares issuable upon the exercise of options that are not exercisable until the closing price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods. See "-- Stock Option Plans."
(8)      Includes 71,250 Common Shares issuable upon exercise of options.
(9)      Includes 53,750 Common Shares issuable upon exercise of options.
(10)     Includes 43,750 Common Shares issuable upon exercise of options.
(11) Represents 100,000 Common Shares issuable upon exercise of options. Does not include 100,000 Common Shares issuable upon the exercise of options that are not exercisable until the closing price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods. See "-- Employment and other Agreements."
(12)     Includes 32,500 Common Shares issuable upon exercise of options.
(13) Does not include 1,826,057 Common Shares beneficially owned by Tomen. Mr. Naoe is the designee of Tomen to the Board of Directors of the Company.
(14) Does not include the Series A Preference Shares beneficially owned by Princes Gate or Common Shares that may be issued upon any conversion of such Series A Preference Shares. Mr. Fogg is the designee of the holders of the Series A Preference Shares to the Board of Directors of the Company.
(15) Includes an aggregate of 988,248 Common Shares issuable upon exercise of options and warrants. Does not include 500,002 Common Shares issuable upon the exercise of options that are not exercisable until the market price of the Common Shares on the AMEX reaches certain levels for certain prescribed periods.

        PROPOSAL I - SETTING THE NUMBER OF DIRECTORS FOR ELECTION AT NINE

         Nine directors are to be elected at the Meeting to hold office until the next annual meeting of shareholders or until their successors are elected and qualified (subject to the Board's power to increase the number of directors between annual meetings by one-third of the number of directors elected at the previous annual meeting). Setting the number of directors for election at nine requires the approval of the shareholders of the Company by an ordinary resolution, which approval will be sought at the Meeting.

            Recommendation Of The Board Of Directors Of The Company

                  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF SETTING THE NUMBER OF DIRECTORS FOR ELECTION AT NINE.

                       PROPOSAL II - ELECTION OF DIRECTORS

         The Board of Directors has nominated the persons named in the following table for election as directors of the Company. Each director elected will hold office until the next annual general meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-Laws of the Company or he becomes disqualified to act as a director.

         The following information concerning each nominee has been furnished by such nominee.

                                                                                                          Shares Owned and
                                                                                                             That Can Be
Name and Present Positions                         Present Principal                                         Voted at the
with the Company                 Age (1)             Occupation (2)              Director Since              Meeting (3)
--------------------------    -----------      ------------------------     ---------------------      ---------------------

JOHN WARTA                          50         Chairman of the              March 30, 1995                         1,549,497
Chairman of the Board,                         Board and Chief
Chief Executive Officer                        Executive Officer of
and Director                                   the Company

STEPHEN IRWIN(4)                    56         Vice-Chairman of             September 21,                             76,345
Vice-Chairman,                                 the Board of the             1995
Secretary and Director                         Company;
                                               Attorney, Olshan
                                               Grundman Frome &
                                               Rosenzweig LLP

JOSEPH A. BASILE, JR.               41         President and Chief          September 9, 1997                              0
President, Chief Operating                     Operating Officer of
Officer and Director                           the Company

THOMAS E. SAWYER                    65         Director of NACT             September 9,                             209,004
Director                                       Telecommunications,          1997; (also
                                               Inc., a subsidiary of        previously served
                                               the Company                  from July 22,
                                               ("NACT")                     1995 to June 3,
                                                                            1997)

JACK G.                             63         President, J.G.              July 11, 1994                              8,000
ARMSTRONG(5)(6)(7)                             Armstrong
Director                                       Consulting Inc.
                                               (private financial
                                               consulting
                                               company); Chartered
                                               Accountant

                                                                                                       Shares Owned and
                                                                                                         That Can Be
Name and Present Positions                     Present Principal                                         Voted at the
with the Company                 Age (1)         Occupation (2)              Director Since              Meeting (3)
--------------------------    -----------    ------------------------     ---------------------      ---------------------


PETER E.                          53         Director and Vice-           April 21, 1993                            86,056
LEGAULT (5)(6)                               President, Thomson
Director                                     Kernaghan & Co.
                                             Ltd. (Toronto
                                             brokerage
                                             firm)("Thomson
                                             Kernaghan")

JOSEPH G. FOGG, III               51         Chairman and Chief           June 3, 1997                                   0
(4)(6)(7)                                    Executive Officer of
Director                                     J.G. Fogg & Co.
                                             Incorporated (private
                                             venture capital firm)

A. ROY MEGARRY(4)(5)              60         Chairman of The              September 9, 1997                              0
Director                                     Globe and Mail
                                             (Canadian
                                             newspaper)

MITSUHIRO NAOE(8)                 64         Advisor to Tomen             June 3, 1997                                   0
Director                                     Electronics
                                             Corporation;
                                             President of Areal
                                             Technologies, Inc.

-----------------------------------
(1)      As of January 23, 1998.
(2) Includes occupations for preceding five years unless the director was elected at the previous Annual Meeting and was shown as a nominee for election as a director in the Proxy Circular for that meeting. For more information concerning each of the directors, see "Directors and Executive Officers."
(3) The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly or indirectly, or over which control or direction is exercised by each proposed nominee as of January 23, 1998. Does not include shares that may be acquired upon the exercise of stock options and warrants as follows:
         John Warta -- 325,000 shares (of which 125,000 shares may be presently acquired as the remainder are subject to vesting), Stephen Irwin -- 600,000 shares (of which 366,666 shares may be presently acquired as the remainder are subject to vesting), Thomas E. Sawyer -- 90,000 shares (of which 71,250 shares may be presently acquired as the remainder are subject to vesting), Peter E. Legault -- 65,000 shares (of which 43,750 shares may be presently acquired as the remainder are subject to vesting), Jack G. Armstrong -- 50,000 shares (of which 32,750 shares may be presently acquired as the remainder are subject to vesting) and Mitsuhiro Naoe, Joseph Fogg and A. Roy Megarry -- 15,000 shares each (of which no shares may be presently acquired as all are subject to vesting).
(4)      Member of Nominating Committee.
(5)      Member of Audit Committee.
(6)      Member of Compensation Committee.

                                         (footnotes continued on following page)

(7)      Member of Finance Committee.
(8) Pursuant to a master financing agreement by and among the Company, GST Telecom Inc., a subsidiary of the Company ("GST Telecom"), Pacwest Network, L.L.C. ("Pacwest") and Tomen (the "Tomen Master Agreement") the Company agreed to nominate a representative of Tomen for election to the Company's Board of Directors. Mitsuhiro Naoe is Tomen's representative. See "Interest of Management and Insiders in Material Transactions."

         The Board of Directors met 13 times in the fiscal year ended September 30, 1997 ("Fiscal 1997"). Pursuant to the provisions of the CANADA BUSINESS CORPORATIONS ACT, the Company is required to have an Audit Committee. The Audit Committee, whose members are indicated above, met two times in Fiscal 1997. The Audit Committee is charged with reviewing the Company's consolidated annual fiscal statements and accounting policies, resolving potential conflicts of interest, receiving and reviewing the recommendations of the Company's independent auditors, and conferring with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Company has a Compensation Committee, whose members are indicated above, and which met three times in Fiscal 1997. The Compensation Committee establishes the compensation policies of the Company and recommends to the Board of Directors the compensation (including stock options) for the Company's executive officers. See "Directors and Executive Officers -- Report on Executive Compensation." The Company has a Nominating Committee, whose members are indicated above, the principal function of which is to determine nominees for Board membership. Any member of the Board of Directors can present names for consideration, and no action is taken on any candidate until that candidate is discussed with each non-employee member of the Board of Directors. All proposed nominees for membership on the Board of Directors submitted in writing by shareholders to the Secretary of the Company will be brought to the attention of the Nominating Committee. In addition, the Company has a Finance Committee whose members are indicated above.

         Of the above persons, Peter E. Legault, A. Roy Megarry and Jack G. Armstrong are ordinarily resident in Canada while John Warta, Stephen Irwin, Joseph A. Basile, Jr., Thomas E. Sawyer and Joseph G. Fogg, III are ordinarily resident in the United States and Mitsuhiro Naoe is ordinarily resident in Japan.

Recommendation Of The Board Of Directors Of The Company

                  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

         The information set forth below regarding each executive officer who is not a nominee for election as a director has been furnished by such executive officer.

Name                    Age   Position
----                    ---   --------

DANIEL L. TRAMPUSH      50    Senior Vice President and Chief Financial Officer

CLIFFORD V. SANDER      61    Senior Vice President and Treasurer

ROBERT H. HANSON        56    Senior Vice President-- Corporate Development

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following information concerning each incumbent director nominated for re-election or executive officer of the Company has been furnished by such director or executive officer.

         John Warta has been Chairman of the Board of the Company since March 1997 and has been Chief Executive Officer of the Company since March 1995. Mr. Warta was President and a director of the Company from March 1995 to March 1997. From June 1994 to April 1995, he was the President and Chief Executive Officer of GST Telecom. Mr. Warta co-founded Electric Lightwave, Inc. ("ELI") in 1988, which operates fiber optic competitive access networks in Portland, Oregon, Salt Lake City, Utah, Sacramento, California, Phoenix, Arizona and Seattle, Washington and served as its President and Chief Executive Officer from June 1989 to June 1993. From June 1993 to June 1994, Mr. Warta was developing the competitive access networks of Pacwest. From December 1986 to January 1988, he was Senior Vice President, Marketing, Sales and Corporate Development for NorLight, a regional fiber optic carrier in the Midwest, and from August 1980 to December 1986 he was Senior Vice President of The American Network Group, Inc., a long distance carrier. Prior employment included management positions with Pacific Telecom, Inc. and Electronic Data Systems Corporation. Mr. Warta attended Metropolitan State College, Denver, Colorado and completed Effective Executive Training at the Wharton School of Business, University of Pennsylvania. He currently serves on the Board of Regents, St. Mary's College, California.

         Stephen Irwin has been Vice Chairman of the Board and a director of the Company since September 1995 and has been the Secretary of the Company since November 1992 and is a director of NACT. Mr. Irwin has been engaged by the Company under a personal services agreement since October 1, 1995, under which he devotes substantially in excess of one-half of his working time to the business and activities of the Company. Mr. Irwin is an attorney specializing in corporate matters including finance, securities regulation, international business and mergers and acquisitions, and has been of counsel to the New York law firm of Olshan Grundman Frome & Rosenzweig LLP since 1990. He is a graduate of Cornell Law School.

         Joseph A. Basile, Jr. has been President and Chief Operating Officer of the Company since March 1997 and has been a director of the Company since September 1997. From September 1995 to March 1997, Mr. Basile was Chief
Operating Officer of Cable and Wireless, Inc. ("Cable and Wireless"), a diversified telecommunications company, and from September 1991 to September 1995, he was Senior Vice President--Systems for Cable and Wireless. Mr. Basile has over 15 years experience in the telecommunications industry and has held positions with National Telephone Services, Inc. and MCI Communications Corporation. He holds a B.S. in engineering from the United States Military Academy and an M.B.A. from Golden Gate University.

         Thomas E. Sawyer has been a director of the Company since September 1997 and was a director of the Company from August 1995 to June 1997. Dr. Sawyer has been a director of NACT since April 1997, was the Chairman of the Board Emeritus of NACT from November 1996 to April 1997, was a director of NACT from 1982 to November 1996, the Chairman of the Board of NACT from October 1985 to November 1996 and was the Chief Executive Officer of NACT from October 1988 to March 1996. Dr. Sawyer has over 35 years of experience in information technology industries and 23 years of experience in senior management of four publicly-traded information technology firms. He holds an undergraduate degree in engineering from the University of California at Los Angeles, an M.B.A. from Occidental and a Ph.D. in management from Walden University.

         Jack G. Armstrong has been a director of the Company since July 1994. He has served as a principal of J.G. Armstrong Consulting, Inc., a consulting firm offering corporate and financial consulting services to corporations, municipalities and university related agencies since 1987. From 1977 to 1987, he served as the Senior Vice President in charge of Finance at Alberta Energy Company Ltd., an energy company. From 1969 to 1977, Mr. Armstrong served as Vice President, Treasurer and Comptroller of Panarctic Oils Ltd., an oil company, and from 1958 to 1969, as Chief Accountant of Triad Oil Co. Ltd., the Canadian exploration arm of the British Petroleum Group. Mr. Armstrong is a Chartered Accountant.

         Peter E. Legault has been a director of the Company since April 1993. Mr. Legault has been a director and Vice President of Thomson Kernaghan, a member firm of the Toronto Stock Exchange (the "TSE") and The Montreal Exchange (the "ME"), since October 19, 1987. Mr. Legault is also a director of GST Global Telecommunications Inc. ("Global"). He is also President of Legault Investment Counsel Inc., a private company providing research and advice to companies and individuals in the communications industry. Prior to 1987, Mr. Legault was the President of Pollitt, Legault & Co., a member of each of the TSE and the ME.

         Joseph G. Fogg, III has been a director of the Company since June 1997. Mr. Fogg has been the Chairman and Chief Executive Officer of J.G. Fogg & Co. Incorporated, a private venture capital firm, since 1993. He has been affiliated with Morgan Stanley & Co. Incorporated since 1970 and has been an Advisory Director since 1992. Mr. Fogg has been Co-Chairman of the Investment Committee of Princes Gate since its inception.

         A. Roy Megarry has been a director of the Company since September 1997. He has been the Chairman of The Globe and Mail, Canada's national newspaper since 1993 and was the publisher of The Globe and Mail from 1978 to 1993. Mr. Megarry is a director of Hewlett-Packard (Canada) Limited, The Bombay Company, Inc., Publicitas Globe Media and the Inter American Press Association. He is involved in Tools for Development, a third-world development program. Mr. Megarry has a C.M.A. accounting degree and is a Fellow of the Society of Management Accountants of Canada.

         Mitsuhiro Naoe has been a director of the Company since June 1997. Mr. Naoe has been the Advisor to the President of Tomen Electronics Corporation since July 1995. He was the President and a director of Areal Technology, Inc. from December 1992 to July 1994, the General Manager of the Steel Division of Tomen from March to December 1992, the Vice President and a Director of Coil Center Corporation from July 1989 to March 1992. From 1957 to 1989, Mr. Naoe was affiliated with Tomen.

         Daniel L. Trampush has been Senior Vice President and Chief Financial Officer of the Company since March 1997. From 1980 to February 1997, Mr. Trampush was a Partner with the telecommunications consulting practice of Ernst & Young LLP. Mr. Trampush has over 26 years of experience providing financial and business advisory services to the telecommunications industry.

         Clifford V. Sander has been Senior Vice President and Treasurer of the Company since March 1995 and is a director of NACT. He has also been the Executive Vice President and Chief Financial Officer of GST Telecom since June 1994. From 1962 to 1994, Mr. Sander was in private accounting practice in Portland, Oregon. He was acting Chief Financial Officer of ELI during its formation in 1988 and continued to provide accounting and financial consulting services to ELI through 1993. Mr. Sander is a Certified Public Accountant.

         Robert H. Hanson has been a director of the Company since February 1993 and was appointed Senior Vice President -- Corporate Development in October 1993 and served as Chief Financial Officer of the Company from July 1994 until March 1997. Mr. Hanson has over 20 years of experience in rendering investment banking services to the telecommunications industry. From 1965 to 1990, Mr. Hanson was associated with the investment banking and capital markets division of Merrill Lynch & Co., Inc., since 1971 as Vice President. From 1990 to 1991, he was affiliated with Dean Witter Reynolds Inc. and from August 1991 until September 1993, he was Vice President and Branch Manager of the Cody, Wyoming office of D.A. Davidson & Co., a regional securities firm with headquarters in Great Falls, Montana. Mr. Hanson is a graduate of Yale University.

         REMUNERATION OF MANAGEMENT AND EXECUTIVE COMPENSATION

Compensation Summary

         The following table discloses the compensation paid by the Company and its subsidiaries during the previous three fiscal years to the Company's Chief Executive Officer and the five next highest paid executive officers. Unless otherwise indicated, all dollar amounts indicated in this Proxy Circular are in United States dollars.

                           SUMMARY COMPENSATION TABLE

                                   Annual Compensation                           Long Term Compensation
                           --------------------------------------       ------------------------------------

                                                                                      Awards             Payouts
                                                                        ----------------------------------------

                                                                        Restricted
                                                                        Shares or       Securities
Name and                                              Other Annual      Restricted      Underlying         LTIP      All Other
Principal                                             Compensation      Share Units     Options/SARs      Payouts     Compen-
Position            Year   Salary ($)   Bonus ($)        ($)(1)            ($)          Granted (#)         ($)      sation ($)
------------------------------------------------------------------------------------------------------------------------------------

John M.             1997    237,603     147,000       349,976(2)           --                 --             --       431,625(3)
Warta, Chief        1996    200,000     120,000       156,000(2)           --              200,000           --       105,417(3)
Executive           1995    126,667      86,700       200,304(4)           --               85,000           --          --
Officer

Stephen             1997    280,000        --            --                --                 --             --       431,625(3)
Irwin,              1996    280,000        --            --                --              500,000           --       105,417(3)
Vice                1995       --          --            --                --              100,000           --          --
Chairman

Joseph A.           1997    139,041        --            --                --              450,000           --       304,427(3)
Basile,             1996       --          --            --                --                 --             --          --
President           1995       --          --            --                --                 --             --          --

W. Gordon           1997    190,000        --       1,985,000(6)           --                 --             --       431,625(3)
Blankstein,         1996    190,000        --            --                --              200,000           --       105,417(3)
Chairman(5)         1995    125,833        --          20,000(7)           --               85,000           --          --

Clifford V.         1997    142,438        --          87,494(2)           --                 --             --        12,250(8)
Sander,             1996    120,000        --          39,000(2)           --               28,000           --         5,104(8)
Senior Vice         1995    101,667        --          65,076(9)           --               35,000           --          --
President

Thomas E.           1997    156,800        --          23,237(10)          --              100,000(11)       --         2,188(8)
Sawyer,             1996    222,556       2,066         5,608(12)          --                5,000           --         5,403(13)
Chief               1995    136,000       2,200       172,037(14)          --              120,000           --         4,366(15)
Technology
Officer


--------------------
(1) Excludes certain perquisites that do not exceed the lesser of $50,000 or 10% of the named executive officer's aggregate salary and bonus.
(2) Represents a fee for money borrowed and equity purchased under the Tomen Master Agreement (the "Pacwest Fee"). See "Interest of Management and Insiders in Material Transactions."
(3) Represents an accrual of compensation cost for options vesting based on share price performance.
(4) Includes (i) 5,000 Common Shares valued at $4.00 per share issued as consideration for such officers' guarantee of certain indebtedness of the Company, which indebtedness was subsequently repaid (the "Guaranty Shares") and (ii) $180,304 in payments on account of the Pacwest Fee.
(5)      Mr. Blankstein served as the Company's Chairman until March 1997.
(6) Represents the difference between the price paid by Mr. Blankstein for 200,000 Common Shares and the market value of such shares at the time of their release from escrow. Such shares were held in escrow since 1990 under policies adopted by the Vancouver Stock Exchange (the "VSE"), to provide incentive in the development of the Company's business. Such shares were released from escrow in September 1997 under the terms of the applicable escrow agreement.
(7)      Represents Guaranty Shares.
(8) Represents an accrual of compensation cost for options granted at below the market price of the Company's Common Shares on the date of grant.
(9) Includes the Guaranty Shares and $45,076 in payments on account of the Pacwest Fee. (10) Represents (i) $5,250 for Board of Directors fees and
         (ii) $17,897 for NACT Board of Directors fees.
(11)     Includes options to purchase 85,000 NACT common shares.
(12)     Represents payments made pursuant to NACT's profit sharing plan.

                                         (footnotes continued on following page)

(13) Represents (i) $4,492 in matching contributions by NACT to its 401(k) Plan (the "NACT 401(k) Plan") and (ii) $911 in accrued compensation cost for options granted at below the market price of the Company's Common Shares on the date of grant.
(14) Represents (i) $151,365 accrued in respect of an annuity purchased for Dr. Sawyer, which is based upon compensation due to Dr. Sawyer in prior years and deferred by him at the Company's request and (ii) $20,672 in payments made pursuant to NACT's profit sharing plan.
(15)     Represents matching contributions by NACT to the NACT 401(k) Plan.

Employment And Other Agreements

         John Warta is employed by GST USA, Inc., a subsidiary of the Company ("GST USA") and GST Telecom pursuant to an employment agreement dated as of March 1, 1994 and amended effective September 1, 1995, for a term ending on February 28, 1999. The agreement provides for an initial base salary of $120,000 annually (which was increased to $315,000 annually effective January 1, 1998) and incentive compensation as awarded by the Board of Directors of the Company from time to time. In the event of Mr. Warta's death while employed by the Company, the agreement provides for a payment of one and a half times his then current base annual salary, over a period of one and a half years, to his designated beneficiary. In the event of his disability, Mr. Warta is to receive the full amount of his base salary for six months. If such six month period ends prior to February 28, 1999, he is to receive salary at a rate of one-half his then current base salary for a further period ending on the earlier of one year thereafter or February 28, 1999. The agreement contains covenants restricting Mr. Warta's ability to engage in activities competitive with those of the Company for a period ending on the earlier of two years after his termination or February 28, 2000. Upon a change of control of the Company that results in Mr. Warta's removal from the Company's Board of Directors, a significant change in the conditions of his employment or other breach of the agreement, he is to receive liquidated damages equal to 2.99 times the "base amount," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of his compensation.

         Stephen Irwin and GST USA and GST Telecom are parties to a personal services agreement for a term commencing on October 1, 1995 and ending on February 28, 1999, providing, among other things, that (i) Mr. Irwin shall devote approximately one-half of his working time rendering services to the Company, (ii) in consideration for such services and in lieu of billing legal services directly or through a law firm, Mr. Irwin shall receive a retainer of $280,000 per annum or such greater amount as may be determined by the Board of Directors of the Company, payable in equal semi-monthly installments and (iii) Mr. Irwin is entitled to such benefits as are available to senior executive officers of the Company and GST USA and to a payment upon a change of control and subsequent breach by the Company of the agreement in accordance with the formula described above for John Warta. In connection therewith, the Company issued to Mr. Irwin a five year warrant to purchase 300,000 Common Shares at a price of $6.75 per share. Such warrant became exercisable as to 100,000 Common Shares on October 1, 1996 and 100,000 Common Shares on October 1, 1997 and will become exercisable as to the remainder of such Common Shares on October 1, 1998.

         Joseph Basile, Jr. is employed by GST USA pursuant to an employment agreement effective March 11, 1997 for a five-year term. The agreement provides for a base salary of $250,000 per annum, incentive compensation annually (not to exceed 60% of base salary) based upon the achievement by the Company of predetermined performance objectives and the reimbursement of relocation expenses. The agreement further provides for payments in the event of death or disability on the same terms as those provided in Mr. Warta's agreement and restricts Mr. Basile's ability to engage in activities competitive with those of the Company. Mr. Basile has been granted options to purchase an aggregate of 450,000 Common Shares as follows: (i) the first option, with respect to 150,000 Common Shares (the "Firm

Option"), is exercisable in three equal annual installments commencing one year after grant; (ii) the second option (the "Trading Price Option"), with respect to 150,000 Common Shares, is exercisable in one-third increments at such time as the closing price of the Common Shares exceeds $13.75, $16.50 and $20.00 per share, respectively, for 20 consecutive trading days, but in no event earlier than the first, second and third anniversary of the date of grant, respectively, and (iii) the third option (the "Performance Option"), with respect to 150,000 Common Shares, may be exercised in the same installments as the Firm Option, provided that the Company has achieved predetermined performance objectives. In the event of a change of control, (i) the Firm Option and Performance Option become exercisable in full, and (ii) the Trading Price Option becomes exercisable as to those portions thereof the exercise of which is predicated upon the attainment of trading price levels not greater than the valuation accorded the Common Shares in the transaction resulting in the change of control (and if no value is accorded the Common Shares in the change of control transaction, the Trading Price Option becomes exercisable in full). In addition, pursuant to the agreement, the Company loaned $100,000 to Mr. Basile to enable him to purchase a new primary residence in the Vancouver, Washington area. See "Interest of Management and Insiders in Material Transactions."

         Daniel Trampush is employed by GST USA and GST Telecom pursuant to an employment agreement effective March 3, 1997 for a three-year term. The agreement provides for a base salary of $240,000 per annum, the reimbursement of relocation expenses and for payments in the event of death or disability on the same terms as those provided in Mr. Warta's agreement. The agreement restricts Mr. Trampush's ability to engage in activities competitive with those of the Company. Mr. Trampush has been granted options to purchase an aggregate of 100,000 Common Shares (the "Initial Option") exercisable in three equal annual installments commencing one year after grant. He is also eligible for the grant annually of options (the "Performance Options") with respect to that number of Common Shares as is determined by the Compensation Committee based upon his performance under the agreement with respect to criteria set forth in the agreement. In the event of a change of control, (i) the Initial Option becomes exercisable in full, and (ii) Mr. Trampush would be eligible to receive additional Performance Options or a cash payment in lieu thereof.

         Clifford V. Sander and GST Telecom entered into an employment agreement effective as of March 1, 1994, on terms substantially similar to those of Mr. Warta's employment agreement. Mr. Sander's agreement provides for his employment by GST Telecom as its Chief Financial Officer at an initial base salary of $100,000 annually, which was increased to $180,000 effective December 1, 1997.

         Robert H. Hanson is employed by GST USA pursuant to an employment agreement effective as of August 1, 1994 on terms substantially similar to those contained in Mr. Warta's employment agreement. Mr. Hanson's agreement provides for an initial base salary of $100,000 annually, which was increased to $150,000 effective June 18, 1997.

         The Company is a party to a consulting agreement with Sunwest Ventures Ltd. ("Sunwest"), a private company of which W. Gordon Blankstein, a director of the Company, is a principal, for a term commencing on December 30, 1994 and ending on February 28, 1999 pursuant to which Sunwest (through Mr. Blankstein) is to provide consulting services to the Company, on terms substantially the same as those contained in Mr. Warta's employment agreement, for an annual base payment to Sunwest of $190,000, plus increases as determined by the Board.

Pension Plans

         During the year ended September 30, 1995, GST USA adopted a defined contribution 401 (k) plan (the "GST USA 401(k) Plan") in accordance with the Code. Employees are eligible to participate in the GST USA 401(k) Plan upon commencement of service provided they are over 21 years of age. Participants may defer up to 20% of eligible compensation. Currently, the Company does not provide matching contributions under the GST USA 401(k) Plan.

         The NACT 401(k) Plan, which is available to all employees of NACT who have attained the age of 21. Such eligible employees may elect to defer any percentage of their current salary subject to a maximum of 15% or the statutory maximum ($9,500 in 1997), whichever is the lesser. The maximum salary that can be considered for compensation purposes is $150,000 per year. NACT matches the deferrals of its employees to the extent of 50% of such deferrals, up to a maximum of 7.5% of the annual compensation of such employees. During Fiscal 1997 NACT contributed $88,361 to the NACT 401(k) Plan.

Compensation Of Directors

         Effective February 24, 1997, each director who is not an employee or does not provide consulting or personal services to the Company is paid a directors fee of $15,000 per annum, plus $1,500 per board meeting physically attended. Each such director is also paid an annual fee of $2,500 for membership on each committee of the board to which he is appointed. At the time of commencement of services each such director is granted an option to purchase 15,000 Common Shares (the "Directors' Initial Options") and an option to purchase 10,000 Common Shares (the "Directors' Additional Options" and together with the Directors' Initial Options, the "Directors' Options") for each additional year such person serves as a director of the Company. The Directors' Options are exercisable at the closing price of the Common Shares on the AMEX on the trading day immediately prior to the date of grant and vest in full one year after the date of grant.

Directors' And Officers' Liability Insurance

         The Company currently has four insurance policies insuring the directors and officers of the Company and its subsidiaries against any liability incurred by them in the course of acting as a director or officer. The first policy is for a maximum amount of $5 million and has a $325,000 deductible. The second policy is also for a maximum amount of $5 million which becomes payable only if the first policy has been fully utilized. The third policy is also for a maximum amount of $5 million which becomes payable only if the first two policies have been fully utilized. The fourth policy is for a maximum amount of $10 million which becomes payable only if the first three policies have been fully utilized. The annual premium for these four policies is $422,000. The insurance does not cover a director or officer in instances in which liability relates to such director's or officer's failure to act honestly and in good faith with a view to the best interests of the Company.

         Before the four current policies were in force, the Company maintained three directors' and officers' liability insurance policies in the aggregate amount of $15 million for an annual premium of approximately $474,625.

Stock Option Plans

         In January 1995, the Company adopted its 1995 Stock Option Plan (the "1995 Plan"). The 1995 Plan is administered by a committee (the "Committee") appointed by the Board of Directors. The Committee is authorized to grant (i) options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code to employees of the Company and its subsidiaries (as defined therein), and (ii) options not intended to so qualify (nonqualified options). On September 21, 1995, the Board of Directors increased to 1,750,000 the total number of Common Shares for which options may be granted under the 1995 Plan.

         The Committee has the power and authority to designate recipients of the options, to determine the terms and conditions of the options and to interpret the provisions of the 1995 Plan.

         The exercise price of all options granted under the 1995 Plan must be at least equal to the fair market value of such shares on the trading day immediately prior to the date of grant. With respect to any recipient who owns more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any incentive option must be not less than 110% of the fair market value on the date such options are granted. The maximum term of each option granted pursuant to the 1995 Plan is five years. Options shall become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual option.

         On January 5, 1996, the Board of Directors of the Company adopted, and on February 15, 1996, the Company's shareholders approved, the 1996 Plan, which is substantially identical to the 1995 Plan. In January 1997, the Board of Directors increased the number of Common Shares reserved for issuance under the 1996 Plan from 400,000 to 700,000 shares and, in March 1997, the Company's shareholders approved such increase. In September 1997, the Board of Directors increased the number of Common Shares reserved for issuance under the 1996 Plan to 1,000,000, subject to shareholder approval.

         At September 30, 1997, options to purchase an aggregate of 2,264,784 Common Shares were outstanding under the 1995 Plan and 1996 Plan, of which options to purchase an aggregate of approximately 163,000 Common Shares are subject to shareholder approval. See "Proposal III -- Amending the Company's 1996 Stock Option Plan by Increasing the Number of Common Shares that may be Subject to options Granted Thereunder from 700,000 to 1,000,000 Shares."

         In October 1995, the Board of Directors of the Company established, and on February 15, 1996, the Company's shareholders approved, the 1996 Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which, effective July 1, 1996, employees of the Company may deduct up to 10% of their respective wages over a six month period (to a maximum of $12,500) to purchase Common Shares. The maximum number of Common Shares that may be issued pursuant to the Purchase Plan is 500,000. At December 31, 1997, 151,500 Common Shares had been issued under the Purchase Plan.

         On May 8, 1996, the Compensation Committee of the Board of Directors adopted, and on March 17, 1997 the Company's Shareholders approved, two additional stock options plans, the 1996 Senior Executive Officer Stock Option Plan (the "Executive Plan") and the 1996 Senior Operating Officer Stock Option Plan (the "Operating Officer Plan"). The Executive Plan provides for the grant of options to purchase up to 600,000 Common Shares to senior executive officers of the Company. The Company has granted six-year options to purchase 200,000 Common Shares to each of Messrs. Warta, Irwin and Blankstein at an exercise price of $10.00 per share. Each of the options may be exercised as to one-third of the shares covered thereby following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least $13.75, as to a further one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least $16.50, and as to the remaining one-third of such shares following a period of 20 consecutive trading days during which the closing sale price of the Common Shares on the AMEX has been at least $20.00.

         The Operating Officer Plan provides for the grant of options to purchase up to 900,000 Common Shares to operating management and directors of the Company and its subsidiaries. At September 30, 1997, options to purchase 889,750 Common Shares were outstanding under the Operating Officer Plan.

         On December 16, 1997, the Board of Directors of the Company adopted, subject to shareholder approval, the 1997 Plan, which is substantially the same as the 1996 Plan, except that the 1997 Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. There are 1,000,000 Common Shares reserved for issuance under the 1997 Plan and as of January 23, 1998 no options had been granted under the 1997 Plan. See "Proposal IV -- Approving the Company's 1997 Stock Option Plan."

         Thomas Sawyer has been granted options to purchase 85,000 shares of the common stock of NACT at an exercise price of $9.35 per share expiring on November 25, 2001.

         The following table discloses the particulars of options to purchase Common Shares or stock appreciation rights ("SARs") granted by the Company during Fiscal 1997 to the Company's Chief Executive Officer and the five next highest paid executive officers:

        OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR
                                INDIVIDUAL GRANTS



                                                                                            Potential Realizable Value
                                           Individual Grants                                  at Assumed Annual Rates
                 -------------------------------------------------------------------------  of Stock Price Appreciation
                                                                                                 for Option Term(1)
                  Securities Under  % of Total Options/SARs                                 ---------------------------
                    Options/SARs    Granted to Employees in  Exercise or Base  Expiration
      Name          Granted (#)          Fiscal Year          Price ($/Sh)        Date        5% ($)       10% ($)

-----------------------------------------------------------------------------------------------------------------------
Joseph A. Basile,   150,000(2)/--          10.1%/--                10.00         2/2/02       414,422       915,765
President           150,000(3)/--          10.1%/--                10.00         2/2/02       414,422       915,765
                    150,000(4)/--          10.1%/--                10.00         2/2/02       414,422       915,765

Thomas E.           15,000(5)/--            1.0%/--                 9.75         9/8/02        41,442        91,577
Sawyer, Chief       60,000(6)/--          6.4%(7)/--                9.35         11/25/01     154,994       342,496
Technology          25,000(8)/--          2.7%(7)/--                9.35         11/25/01      64,581       142,707
Officer

-----------------------
(1) The potential realizable portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming (for illustrative purposes only) the specified compounded rates of appreciation of the Common Shares over the term of the option. These numbers do not take into account provisions providing for the termination of the option following termination of employment, nontransferability or difference in vesting terms.
(2) Options vest in one-third increments at such time as the market value of the Company's Common Shares trade above $13.75, $16.50, and $20.00 per share, respectively, for 20 consecutive trading days. See "Directors and Executive Officers--Employment and other Agreements."
(3) Options vest over three years, provided that the Company has achieved certain performance objectives. See "Directors and Executive Officers--Employment and other Agreements."
(4)      Options vest over three years.

                                         (Footnotes Continued On Following Page)

(5)      Options vest in September 1998.
(6) Represents options to purchase NACT common stock, which become exercisable in November 1998.
(7)      Based on the number of grants to NACT employees to purchase NACT common stock.
(8) Represent options to purchase NACT common stock, which became exercisable in September 1997.

         The following table discloses the particulars of stock options exercised during Fiscal 1997 by the Company's Chief Executive Officer and the five next highest paid executive officers and of stock options held by such persons at the end of Fiscal 1997.

                         AGGREGATED OPTION/SAR EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                               No. of Common
                                                                               Shares Underlying         Value of Unexercised
                                                                               Unexercised               in the Money
                                                                               Options/SARs at           Options/SARs at FY-
                                                                               FY-End (#)                End ($)(1)
                             Securities Acquired       Aggregate Value         Exercisable/              Exercisable/
Name                         on Exercise (#)           Realized ($)            Unexercisable             Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

John Warta, Chief            --                         --                     125,000/200,000           937,188/737,500
Executive Officer

Stephen Irwin,               15,000                    56,250                  200,000/400,000           1,387,500/2,125,000
Vice Chairman

Joseph A. Basile,            --                         --                     0/450,000                 0/1,659,375
President

W. Gordon                    177,500                   520,938                 0/200,000                 0/737,500
Blankstein,
Chairman(2)

Clifford V. Sander,          --                         --                     62,000/21,000             442,375/77,438
Senior Vice President

Thomas E. Sawyer,            75,000                    423,125                 81,250/18,750             583,359/72,891
Chief Technology                                                               25,000/60,000(2)          161,563/387,750(2)
Officer

------------------
(1) Represents the total gain which would be realized if all in-the-money options held at September 30, 1997 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of $13.69 per share ($15.81 per share for NACT common shares) at September 30, 1997. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.
(2)      Mr. Blankstein served as the Company's Chairman until March 1997.
(3)      Represents options to purchase common stock of NACT.

Indebtedness Of Directors And Officers

         On May 5, 1997, the Company loaned $100,000 to Joseph Basile, the President, Chief Operating Officer and a director of the Company, to enable him to purchase a new primary residence in the Vancouver, Washington area. The loan matures on March 11, 2000, accrues interest at a rate of 6% per annum and is to be prepaid to the extent of the proceeds from the sale of Mr. Basile's former residence and from the sale of Common Shares acquired upon exercise of options held by Mr. Basile. Such loan was made pursuant to the terms of his employment agreement with the Company, which was approved by the Board of Directors of the Company.

Compensation Committee Interlocks And Insider Participation

         The compensation of the Company's senior management is determined by a Compensation Committee, presently consisting of Joseph G. Fogg, III (Committee Chairman), Peter E. Legault and Jack G. Armstrong. Mr. Fogg replaced Ian Watson as a member of the Compensation Committee on September 9, 1997.

         None of the members of the Compensation Committee are executive officers of the Company. However, Thomson Kernaghan, a firm of which Mr. Legault is a director and Vice President, which was engaged by the Company during the fiscal year ended September 30, 1996 ("Fiscal 1996") and Fiscal 1997 to solicit sources of financing for the Company and was one of the placement agents for the Company's sale of special warrants in October 1996. In connection with such services, such firm received fees of approximately $500,000 during Fiscal 1997.

Report On Executive Compensation

         Compensation Philosophy

         The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation and stock option policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The Company's executive compensation programs are designed to enhance the value of the Company to its shareholders. This is accomplished through policies and practices that facilitate the achievement of the Company's performance objectives, provide compensation that will attract and retain the superior talent required by the Company's aggressive goals and align the executive officers' interests with the interests of the Company's shareholders.

         The Company's approach to executive compensation, as implemented by the Compensation Committee, has been designed to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance the growth and financial performance of the Company. The Company's compensation policies are based on the principle that each executive's financial rewards should be aligned with the financial interests of the shareholders of the Company. The Compensation Committee also believes that the potential for equity ownership by management is beneficial in joining management's and shareholders' interest in the enhancement of shareholder value. The Company's executive compensation has three key elements: (i) a long-term component consisting of stock options and participation in the Company's Stock Purchase Plan, (ii) an annual component, I.E., base salary and (iii) performance-based compensation consisting of stock options and/or cash compensation. The Company has not established a policy with regard to Section 162(m) of the Code. For Fiscal 1997, the compensation paid to each of the Company's executive officers was well below $1 million. The Compensation Committee intends to take into account the potential application of Section 162(m) of the Code with respect to incentive compensation awards and other compensation decisions made by it in the future.

         Salaries

         Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities associated with the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. Adjustments in salary and performance-based bonuses in addition to base salary are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer, particularly with respect to the ability to manage growth of the Company, and any increased responsibilities assumed by the executive officer. As long term compensation such as stock options is the most important component of the compensation package, much consideration is given to the stock options held by such executive officers in determining their cash remuneration. The Company has employment agreements with each of Messrs. Warta, Sander, Basile and Trampush, a consulting agreement with an entity controlled by Mr. Blankstein and a personal services agreement with Mr. Irwin, which initially set the base salaries/retainer for such individuals.

         Annual Bonuses And Incentive Compensation

         The Company from time to time considers the payment of bonuses and incentive compensation to its executive officers. Most of the incentive compensation and bonuses are determined in accordance with the terms of the executive officer's respective employment agreement. See "-- Employment and Other Agreements." With respect to the Company's executive officers, bonuses are determined annually by the Compensation Committee and are generally based upon the level of achievement by the Company of its strategic and operating goals and upon the level of personal achievement by such executive officers.

         Compensation Of Chief Executive Officer

         In addition, with respect to the determination of the Chief Executive Officer's compensation, the Compensation Committee made comparisons to other companies in the telecommunications industry carrying on businesses similar to those of the Company, in particular the business of competitive local exchange carriers. The consideration accounted for approximately 50% of the determination of the Chief Executive Officer's salary. The other 50% was based on the Compensation Committee's determination of what level of remuneration was necessary to attract and retain people having the experience and ability of the Company's Chief Executive Officer.

         Stock Option Plans

         The Option Plans contribute to the Company's ability to attract and retain the best available personnel. It is the philosophy of the Compensation Committee to tie a significant portion of an executive's total opportunity for financial gain to increases in the value of the Common Shares. In the belief that employees who have a proprietary interest in the Company will focus on its long term success and on building shareholder wealth, the Compensation Committee uses the Option Plans as a basis to create a foundation for the long term growth of the Company and increased shareholder value by providing executive officers and key employees with an opportunity to obtain and build a meaningful stake in the Company's future. In adherence to this philosophy, the Compensation Committee has recommended to the Board of Directors that the number of shares available for the grant of options under the 1996 Plan be increased and that the 1997 Plan be approved.

         All employees, including executive officers and part-time employees, consultants, advisors and directors of the Company and its subsidiaries are eligible for grants of stock options pursuant to one or more of the Option Plans. During each fiscal year, the Compensation Committee grants stock options to employees, including executive officers, who are recommended by management as being in a position to continue to contribute to the Company's growth and profitability. The number of options granted to a particular employee is based on management's assessment of his performance and contribution. Options have been granted to key employees at all levels of the Company's management. The ultimate value of the options, if any, depends on the extent to which Common Shares appreciate in market value.

         The Compensation Committee granted options to Joseph A. Basile during Fiscal 1997. The size of such awards to Mr. Basile was based generally on the factors described in the "Salaries" paragraph above. In addition, the Compensation Committee considered the extensive nature and significance of services to be rendered by Mr. Basile as well as his seasoned managerial skills.

         Joseph G. Fogg, III   Jack G. Armstrong     Peter Legault
         Committee Chairman    Director              Director

Performance Graph

         The following graph compares the yearly percentage change in the cumulative total shareholder return on the Common Shares (being the percentage increase (or decrease) in the trading price of the Common Shares on a yearly basis based on an investment in the Common Shares on September 22, 1992 (the last date on which the Common Shares traded prior to entering into the telecommunications business)) with the cumulative total shareholder return of the AMEX Market Value Index and with a telephone (other than radio telephone) communication industry index (which is shown on the graph as the SIC Code Index). The Common Shares did not trade on the AMEX until March 11, 1994 and before that time were traded only on the VSE -- initially in Canadian dollars and on and after March 9, 1995 in U.S. dollars. For comparison purposes it is assumed that $100 had been invested in the Common Shares and in the securities contained in such indices on September 22, 1992. For the purposes of this graph, Canadian dollars have been converted into U.S. dollars on the basis of Cdn.$1.00 = $0.75.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      AMONG GST TELECOMMUNICATIONS, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

--------------------------------------------------------------------------------
COMPANY             1992      1993      1994      1995      1996       1997

GST TELECOMMUN      100       611.11    712.50    962.96   1685.93   2028.15
INDUSTRY INDEX      100       132.53    131.76    150.76    150.64    196.73
BROAD MARKET        100       116.64    119.50    143.98    149.86    182.23

                  ASSUMES $100 INVESTED ON SEPTEMBER 22, 1992
                          ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING SEPTEMBER 30, 1997

          INTEREST OF MANAGEMENT AND INSIDERS IN MATERIAL TRANSACTIONS

         None of the directors or officers of the Company, nor any proposed nominee for election as a director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of Fiscal 1997 or in any proposed transaction which, in either case has or will materially affect the Company except as follows or as disclosed herein.

         On June 23, 1994, the Company entered into agreements (the "GST Telecom Agreements") with Pacwest (an entity controlled by John Warta, now the Company's Chairman of the Board and Chief Executive Officer), pursuant to which the Company and Pacwest formed a new corporation, GST Telecom, for the purpose of developing telecommunications networks. Under the terms of the agreements, Pacwest contributed the stock of GST Pacific, GST Tucson and GST Hawaii and the Company made certain funding commitments (all of which were subsequently satisfied) and contributed its 60% interest in GST Tucson, for which the Company received 60% and Pacwest received 40% of the capital stock of GST Telecom. Effective June 1, 1995, the Company acquired an additional 20% ownership interest in GST Telecom from Pacwest in exchange for 1,000,000 Common Shares. Effective October 20, 1995, the Company acquired Pacwest's remaining 20% interest in GST Telecom for which Pacwest was eligible to receive up to a maximum of 1,000,000 Common Shares (valued at $10.00 per Common Share) based upon the fair market value of a 20% interest in GST Telecom, as determined by independent appraisal. The Company engaged an investment banking firm to provide such appraisal, which appraisal valued such 20% interest at not less than $10 million. In November 1996, 1,000,000 Common Shares, which had been held in escrow since October 20, 1995, were distributed to the designees of Pacwest, principally Messrs. Warta and Sander.

         Prior to his employment with the Company, Mr. Warta served, and continues to serve as a consultant to Tomen for which he is paid a fee.
Simultaneously with the execution of the GST Telecom Agreements, Pacwest contracted with the Company to receive a fee equal to 1% of the aggregate debt and equity financing provided by Tomen to the Company. Mr. Sander, Senior Vice President and Treasurer of the Company, is a member of Pacwest and participated in such fees. During the last two fiscal years, the Company incurred approximately $635,000 of such fees to Pacwest. Effective October 1, 1997, the obligation to pay any such fee was terminated.

         Under the Tomen Master Agreement, Tomen has the right to act as procurement agent for each network project it finances. The Company has purchased equipment through Tomen at competitive prices.

         The operations of the Company's Hawaiian microwave network require radio licenses from the Federal Communications Commission (the "FCC"). Pacwest Network, Inc. ("PNI"), an entity controlled by Mr. Warta, the Company's Chairman of the Board and Chief Executive Officer, holds the Hawaii microwave licenses. Under agreements between the Company and PNI, the Company pays a monthly fee of $3,000 to PNI and PNI pays an offsetting monthly fee to the Company, in connection with the operation and use of the network. PNI has an application pending with the FCC to assign the microwave radio licenses to Pacwest Network Hawaii Inc., an entity controlled by John Warta.

         Magnacom Wireless, L.L.C. ("Magnacom"), a company 99% owned by PNI, which is in turn controlled by John Warta, the Company's Chairman of the Board and Chief Executive Officer, has acquired various personal communication service ("PCS") licenses. Magnacom holds 30 MHz (C Block) PCS licenses for 11 markets in Arizona, Arkansas, New Mexico, Oregon and Utah. Magnacom was the winning bidder for 10 MHz licenses in the FCC's F Block in 13 markets in Hawaii, Idaho, Oregon and

Washington in an FCC auction. Such licenses have not yet been awarded because Magnacom submitted the down payment late. Pursuant to an FCC order dated January 14, 1998, Magnacom was awarded such licenses, subject to the payment of a late fee of $69,356 in respect of Magnacom's late submission of the second downpayment for such licenses.

         Magnacom and the Company have entered into a 12-year reseller agreement (the "Magnacom Reseller Agreement"), pursuant to which (i) the Company has been designated a non-exclusive reseller of PCS telephone services in the markets in which Magnacom has obtained licenses, and (ii) Magnacom has agreed to use the Company on an exclusive basis to provide switched local and long distance services and other enhanced telecommunications services, to all of Magnacom's resellers in markets where the Company has operational networks. Magnacom agreed to sell PCS minutes to the Company at $.05 per minute, subject to downward adjustment to equal the most favorable rates offered to Magnacom's other resellers (but in no event less than Magnacom's cost). In connection with the Magnacom Reseller Agreement, as of September 30, 1997, the Company has paid approximately $14.0 million as pre-payments for future PCS services. Magnacom and the Company are presently in negotiations with respect to modifying the Magnacom Reseller Agreement to reflect certain regulatory requirements and to provide clarification as to the basis upon which the Company and Magnacom will provide such services.

         In addition, the Company has been granted a conditional option to acquire up to PNI's entire interest in Magnacom (currently 99%), conditioned upon Magnacom and the Company entering into an agreement for the construction and/or operation of Magnacom's facilities. If and when the condition precedent is met, the exercise of the option will be subject to compliance with all applicable FCC regulations relating to prior approval of any transfer of control of PCS licenses, including those relating to foreign ownership or control and requirements regarding the ownership of C and F block licenses and interests in C and F block licensees. Accordingly, until such time as FCC regulations or administrative action permit the Company to own in excess of 25% of Magnacom, the option by its terms is limited to a 24% interest in Magnacom.

         In addition, the Company may issue a warrant to purchase up to 4% of the then outstanding Common Shares in connection with financing for Magnacom. If such warrant is issued, the Company will record a one-time noncash charge, in an amount equal to the value of the warrant.

         Magnacom is currently negotiating with a telecommunications equipment vendor to provide equipment and other financing and to invest in Magnacom. The terms of any such transaction may include the issuance by the Company to such vendor of a warrant to purchase up to 4% of the then outstanding Common Shares.

         The provision of wireless telecommunications service by Magnacom and PCS Plus Pacific will be dependent upon their ability to obtain the financing necessary to make payments to the FCC under the terms of their licenses, to obtain working capital, and to build the required facilities, including the purchase of telecommunications equipment. There can be no assurance Magnacom or PCS Plus Pacific will obtain such financing or be able to provide PCS services. In such event, the Company would likely be unable to recover its payments to Magnacom and PCS Plus Pacific.

         In November 1996, 1,500,000 of the common shares of Global owned by the Company were purchased at cost from W. Gordon Blankstein, presently a director of the Company and at that time, Chairman of the Company.

         Stephen Irwin, Vice Chairman and Secretary of the Company, is of counsel to the law firm of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Company. In connection with such services, such firm received fees of approximately $1.8 million for each of Fiscal 1996 and Fiscal 1997.

         Peter E. Legault, a director of the Company, is a director and Vice President of Thomson Kernaghan, which was engaged by the Company during Fiscal 1996 and Fiscal 1997 to solicit sources of financing for the Company, and was one of the placement agents for the Company's sale of special warrants in October 1996. In connection with such services, such firm received fees of approximately $500,000 during Fiscal 1997.

         See "-- Indebtedness of Directors and Officers" for a description of a loan by the Company to Joseph Basile, the President, Chief Operating Officer and a director of the Company.

         In September 1997, 362,500 Common Shares were released from escrow to Ian Watson, a director of the Company. Such Common Shares were issued to provide incentive in the development of the Company's business and had been held in escrow since 1990 under the policies of the VSE. Such Common Shares were released under the terms of the applicable escrow agreement. In accordance with U.S. generally accepted accounting principles, the Company recognized compensation expense of approximately $3.6 million when such Common Shares were released to Mr. Watson.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of copies of such forms furnished to the Company, or written representations that no Form 5s were required other than those filed with the Commission, the Company believes that during the year ended September 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

         PROPOSAL III - AMENDING THE COMPANY'S 1996 STOCK OPTION PLAN BY
          INCREASING THE NUMBER OF COMMON SHARES THAT MAY BE SUBJECT TO OPTIONS GRANTED THEREUNDER FROM 700,000 TO 1,000,000 SHARES.

         On February 15, 1996, the shareholders of the Company approved the 1996 Plan. The purpose of the 1996 Plan is to retain in the employ of or as consultants and advisors to the Company and its subsidiaries persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The 1996 Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Code.

         The 1996 Plan, which is administered by the Compensation Committee of the Board of Directors (but can also be administered by the Board of Directors), currently authorizes the issuance of a maximum of 700,000 Common Shares, which may be newly issued shares or previously issued shares held by any subsidiary of the Company. If any award under the 1996 Plan terminates, expires unexercised, or is cancelled, the Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards.

         The purchase price of each Common Share purchasable under an option granted under the 1996 Plan is to be determined by the Compensation Committee at the time of grant, but is to not be less than 100% of the fair market value of a Common Share on the trading date immediately prior to the date the option is granted; PROVIDED, HOWEVER, that with respect to an optionee who, at the time such option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, the purchase price per share is to be at least 110% of the fair market value per share on the date of grant. The term of each option is to be fixed by the Compensation Committee, but no option is to be exercisable more than five years after the date such option is granted.

         The aggregate fair market value, determined as of the date an incentive option under the 1996 Plan is granted, of Common Shares for which incentive options are exercisable for the first time by any optionee during any calendar year under the 1996 Plan (and/or any other stock options plans of the Company or any of its subsidiaries) shall not exceed $100,000. The aggregate number of Common Shares subject to options granted under the 1996 Plan held by any one person is not to exceed that number of shares as equals five percent of the outstanding shares of the Company.

         The Board of Directors may amend, suspend, or terminate the 1996 Plan, except that no amendment may be adopted that would impair the rights of any optionee without his consent. Further, no amendment may be adopted which, without the approval of the shareholders of the Company, would (i) materially increase the number of shares issuable under the 1996 Plan, except as provided in itself, (ii) materially increase the benefits accruing to optionees under the 1996 Plan, (iii) materially modify the eligibility requirements for participation in the 1996 Plan, (iv) decrease the exercise price of an option to less than 100% of the fair market value per Common Share on the trading date immediately prior to the date of grant, or (v) extend the term of any option beyond that provided for in the 1996 Plan.

         The Compensation Committee may amend the terms of any option previously granted, prospectively or retroactively, but no such amendment may impair the rights of any optionee without his consent. The Compensation Committee may also substitute new options for previously granted options, including options granted under other plans applicable to the participant and previously granted options having higher option prices, upon such terms as it may deem appropriate.

         The number of Common Shares available under the 1996 Plan and the terms of any option or other award granted thereunder are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Shares, if the Compensation Committee determines that such event equitably requires such an adjustment.

         The amendment to the 1996 Plan would increase the number of Common Shares reserved for issuance under the 1996 Plan from 700,000 to 1,000,000 shares.

         Options to purchase 886,742 Common Shares have been granted to employees of the Company pursuant to the 1996 Plan, of which options to purchase 24,116 Common Shares have been exercised and options to purchase 23,781 Common Shares have been cancelled as a result of termination of employment. As a result, options to purchase an aggregate of 838,845 Common Shares remain outstanding under the 1996 Plan, and after giving effect to the proposed amendments to the 1996 Plan, 137,039 shares would be available for the grant of options under the 1996 Plan.

         Pursuant to applicable policies of the TSE and the VSE, shareholder approval is required for any stock option plan of the Company that, together with all of the other previously established stock option plans of the Company or grants of Stock options by the Company outside of a plan, could result at any time in (i) the number of Common Shares reserved for issuance pursuant to stock options exceeding 10% of the issued and outstanding Common Shares or (ii) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares. Approval by shareholders of the proposed amendment of the 1996 Plan shall also constitute approval by shareholders of the grant of any option under the 1996 Plan that, together with all of the other previously established stock option plans of the Company and grants by the Company, could result at any time in (a) the number Common Shares reserved for issuance pursuant to the Company's stock option plans exceeding 10% of the issued and outstanding Common Shares or (b) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares.

Recommendation Of The Board Of Directors Of The Company

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF COMMON SHARES THAT MAY BE SUBJECT TO OPTIONS GRANTED THEREUNDER FROM 700,000 TO 1,000,000 SHARES.

          PROPOSAL IV - APPROVING THE COMPANY'S 1997 STOCK OPTION PLAN.

         The Board of Directors has unanimously approved for submission to a vote of shareholders a proposal to approve the 1997 Plan in the form set forth in Appendix A to this proxy statement and to authorize the Board of Directors to make changes to the 1997 Plan as may be required by securities regulatory auhtorities or to comply with applicable legislation without further shareholder approval. THE FOLLOWING DISCUSSION OF THE 1997 PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX A.

         The purpose of the 1997 Plan is to provide additional incentive to retain in the employ of the Company and its subsidiaries, as senior executive officers, persons of training, experience and ability, to attract new senior executive officers whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The 1997 Plan provides for the grant of incentive stock options and nonqualified stock options within the meaning of Section 422 of the Code.

         The 1997 Plan is substantially the same as the 1996 Plan which is described above (see "Proposal III -- Amending the Company's 1996 Stock Option Plan by Increasing the Number of Common Shares that may be Subject to Options Granted Thereunder from 700,000 to 1,000,000 Shares") except that the 1997 Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. Pursuant to the 1997 Plan, the maximum number of Common Shares that may be subject to options granted to any individual in any calendar year may not exceed 200,000 and no option may be granted with an exercise price that is less than the fair market value of the underlying Common Shares. There are 1,000,000 Common Shares reserved for issuance under the 1997 Plan and as of January 23, 1998, no options had been granted under the 1997 Plan.

         Pursuant to applicable policies of the TSE and the VSE, shareholder approval is required for any stock option plan of the Company that, together with all of the other previously established stock option plans of the Company or grants by the Company, could result at any time in (i) the number of Common

Shares reserved for issuance pursuant to stock options exceeding 10% of the issued and outstanding Common Shares or (ii) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares. Approval by shareholders of the 1997 Plan shall also constitute approval by shareholders of the grant of any option under the 1997 Plan that, together with all of the other previously established stock option plans of the Company and grants by the Company, could result at any time in (a) the number Common Shares reserved for issuance pursuant to the Company's stock option plans exceeding 10% of the issued and outstanding Common Shares or (b) the issuance within a one year period of Common Shares exceeding 10% of the issued and outstanding Common Shares.

Recommendation Of The Board Of Directors Of The Company

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE COMPANY'S 1997 STOCK OPTION PLAN

             ADDITIONAL INFORMATION REGARDING THE STOCK OPTION PLANS

New Plan Benefits

         The following table discloses options granted pursuant to the 1996 Plan to the Company's Chief Executive Officer, the five next highest paid executive officers, all current executive officers as a group, all directors who are not current employees as a group and all employees as a group (excluding executive officers). For information regarding options granted pursuant to the 1996 Plan, see "Proposal III--Amending the Company's 1996 Stock Option Plan by Increasing the Number of Common Shares that may be Subject to Options Granted Thereunder from 700,000 to 1,000,000 Shares".

                                                  1996 Plan
                             -------------------------------------------------


    Name And Position            Dollar Value(1)            Number Of Units
-----------------------      --------------------      -----------------------


Joseph A. Basile,                      --                           300,000
President

Thomas E. Sawyer,                      --                            15,000
Chief Technology
Officer

Executive Officers                     --                           420,000
as a Group

Non-Employee                           --                            90,000
  Directors as a
  Group

Non-Executive                          --                        352,961(2)
  Officers as a
  Group

----------------
(1) All options have been or will be granted at or above the fair market value of Common Shares on the date of grant.
(2) Does not include options to purchase 23,781 Common Shares that were cancelled as a result of the termination of the employment of employees to whom such options were granted.

Market Value Of The Common Shares

         On January 23, 1998, the closing price on the AMEX for the Common Shares was $10 13/16 per share.

Federal Income Tax Consequences

         Incentive Stock Options. Incentive stock options granted under the 1997 Plan or 1996 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the Common Shares acquired upon exercise of an incentive stock option within either
(i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Shares will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Shares acquired upon exercise of the incentive stock option, the optionee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term, mid-term or short-term capital gain (subject to the holding period requirements for long-term, mid-term or short-term capital gain treatment).

         The exercise of an incentive stock option will generally result in the excess of the Common Shares' fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

         Non-qualified Stock Options. Upon exercise of a non-qualified stock option granted under the 1997 Plan or 1996 Plan the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares received over the exercise price of such Common Shares. That amount will increase the optionee's basis in the Common Shares acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Shares, the optionee will recognize short-term, mid-term or long-term gain or loss depending upon his holding period for the Common Shares and upon the subsequent appreciation or depreciation in the market value of the Common Shares. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

           PROPOSAL V - APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
                                     BYLAWS

         The Board of Directors has unanimously approved for submission to a vote of shareholders a proposal to approve the Company's Amended and Restated By-Laws as set forth in Appendix B to this proxy statement and to authorize the Board of Directors to make such changes to the Amended and Restated By-Laws as may be required to comply with applicable legislation without further shareholder approval. The Amended and Restated By-Laws are marked to show changes to the Company's By-Laws in effect immediately prior to such amendments. Pursuant to the Canada Business Corporations Act, the

Company is required to submit amendments to its By-Laws to shareholders for approval. The Company believes that the amendments submitted are not of a substantive nature. The following discussion of the Amended and Restated By-Laws is qualified in its entirety by reference to Appendix B.

         The Amended and Restated By-Laws: (i) reflect the proper corporate name of the Company; (ii) provide for more than one Vice Chairman of the Board; (iii) correspond to section reference changes within the Canada Business Corporations Act; and (iv) more accurately set forth the description of the responsibilities of the officers of the Company.

Recommendation Of The Board Of Directors Of The Company

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE COMPANY'S AMENDED AND RESTATED BY-LAWS

   PROPOSAL VI - APPROVAL OF THE ISSUANCE OF COMMON SHARES UPON CONVERSION OF
                     OUTSTANDING SERIES A PREFERENCE SHARES

         As a condition to listing the Common Shares issuable upon conversion of the Series A Preference Shares, the AMEX is requiring the Company to obtain shareholder approval for the reservation of such Common Shares for issuance. Consequently, the Board of Directors has unanimously approved for submission to a vote of shareholders a proposal to approve the reservation of the Common Shares for issuance upon conversion of the Series A Preference Shares.

         In February 1997, the Company consummated the Princes Gate Investment, a private placement of $50.0 million of Series A Preference Shares with Princes Gate. Princes Gate is a limited partnership consisting of an affiliate of Morgan Stanley & Co. Incorporated and certain private investors. The Company utilized the proceeds from such private placement for working capital and general corporate purposes.

         The Series A Preference Shares issued in connection with the Princes Gate Investment will not pay dividends, except to the extent that cash dividends are paid on the Common Shares. The liquidation and redemption prices of the Series A Preference Shares will accrete at a semi-annual rate of 11 7/8%.

         The Company is required to redeem the Series A Preference Shares on February 28, 2004 (the "Mandatory Redemption Date") in cash at a redemption price of approximately $224,231 per share (the "Mandatory Redemption Price"); provided that to the extent the Company is prohibited from paying such redemption price in cash, the holders of Series A Preference Shares have the option to convert each Series A Preference Share into a number of Common Shares equal to the Mandatory Redemption Price divided by 95% of the then market price for Common Shares. In the event the Company is prevented from paying the redemption price for Series A Preference Shares in cash and any holder of Series A Preference Shares does not exercise such conversion option, the Company has the option of extending the Mandatory Redemption Date to August 28, 2007. The Company has the option of redeeming the Series A Preference Shares at any time after February 28, 2000 in cash at a redemption price per Series A Preference Share equal to the number of Common Shares into which such Series A Preference Share is then convertible multiplied by the price at which such Series A Preference Share would become subject to mandatory conversion. Under the terms of the Series A Preference Shares, the holders thereof are entitled to designate for election one person to the Board of Directors of the Company. In June 1997, Joseph G. Fogg III, designee of the holders of the Series A Preference Shares, was appointed to the Board of Directors of the Company.

         Series A Preference Shares are convertible at the option of the holders into the applicable number of Common Shares set forth in the table below (subject to adjustments) at any time after February 28, 2000.

                                                     Per Share         Aggregate
Conversion                                            Number            Number
----------                                            ------            ------
February 28, 2000..................................   12,426.45        6,213,223
May 31, 2000.......................................   13,164.27        6,582,133
November 30, 2000..................................   13,945.89        6,972,947
May 31, 2001.......................................   14,773.93        7,386,966
November 30, 2001..................................   15,651.13        7,825,567
May 31, 2002.......................................   16,580.42        8,290,210
November 30, 2002..................................   17,564.88        8,782,441
May 31, 2003.......................................   18,607.80        9,303,898
November 30, 2003..................................   19,712.63        9,856,317
May 31, 2004.......................................   20,883.07       10,441,536
November 30, 2004..................................   22,123.00       11,061,502
May 31, 2005.......................................   23,436.56       11,718,279
November 30, 2005..................................   24,828.10       12,414,052
May 31, 2006.......................................   26,302.27       13,151,136
November 30, 2006..................................   27,863.97       13,931,985
May 31, 2007.......................................   29,518.39       14,759,197

         Further, the Series A Preference Shares are subject to mandatory conversion into the number of Common Shares set forth in the table above, if the market price of Common Shares exceeds $15.925 per share (subject to adjustment) for a specified period after February 28, 2000. The holders of Series A Preference Shares have the right to require the Company to repurchase their shares upon a change of control of the Company after February 28, 2002; upon a change of control occurring prior to that time, holders have a right to convert their Series A Preference Shares into a number of Common Shares equal to the greater of (i) the applicable number set forth in the table below and (ii) the liquidation preference of the Series A Preference Shares divided by 95% of the amount per share received in the change of control transaction.

                                                     Per Share         Aggregate
Change Of Control                                     Number            Number
-----------------                                     ------            ------
February 28, 1997..................................    8,791.21        4,395,604
May 31, 1997.......................................    9,313.19        4,656,593
November 30, 1997..................................    9,866.16        4,933,079
May 31, 1998.......................................   10,451.96        5,225,980
November 30, 1998..................................   11,072.55        5,536,273
May 31, 1999.......................................   11,729.98        5,864,989
November 30, 1999..................................   12,426.45        6,213,223
May 31, 2000.......................................   13,164.27        6,582,133
November 30, 2000..................................   13,945.89        6,972,947
May 31, 2001.......................................   14,773.93        7,386,966
November 30, 2001..................................   15,651.13        7,825,567
May 31, 2002.......................................   16,580.42        8,290,210

Recommendation Of The Board Of Directors Of The Company

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE ISSUANCE OF COMMON SHARES UPON CONVERSION OF THE COMPANY'S OUTSTANDING SERIES A PREFERENCE SHARES

                     PROPOSAL VII - APPOINTMENT OF AUDITORS

         The persons named in the enclosed Proxy will vote for the appointment of KPMG Peat Marwick LLP, Certified Public Accountants, of Suite 2000, 1211 South West Fifth Avenue, Portland, Oregon, as auditors for the Company to hold office until the next Annual Meeting of the shareholders, at a remuneration to be fixed by the directors. KPMG Peat Marwick LLP were auditors of the Company for Fiscal 1997. A representative of the auditors is expected to be present at the Meeting to make such statements as such representative desires and to respond to appropriate questions from shareholders of the Company.

Recommendation Of The Board Of Directors

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Proxy.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-K, including financial statements (without exhibits), for the fiscal year ended September 30, 1997, is being provided herewith. If, for any reason, you did not receive your copy of the Annual Report on Form 10-K, please advise the Company and another will be sent to you. The Company will undertake to furnish, without charge, a copy of the Annual Report (without exhibits) to shareholders of record as of January 23, 1998 who make requests to Daniel Trampush, 4001 Main Street, Vancouver, Washington 98663. Oral requests shall be directed to such individual (telephone number (360) 906-7100).

                              SHAREHOLDER PROPOSALS

         Shareholder proposals in respect of matters to be acted upon at the Company's 1999 Annual Meeting of Shareholders should be received by the Company on or before October 16, 1998 in order that they may be considered for inclusion in the Company's proxy materials.

                                  CERTIFICATION

         The undersigned hereby certifies that the contents and the sending of this Proxy Circular have been approved and authorized by the directors of the Company.

DATED at Vancouver, Washington, this 28th day of January, 1998.

                                    ON BEHALF OF THE BOARD OF DIRECTORS


                                    STEPHEN IRWIN
                                    Vice-Chairman and Secretary

                                                                      APPENDIX A
                          GST TELECOMMUNICATIONS, INC.

                             1997 STOCK OPTION PLAN

         1.       Purpose of the Plan.

                  This 1997 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of and as consultants and advisors to GST TELECOMMUNICATIONS, INC., a Canadian corporation with its principal office at 4001 Main Street, Vancouver, Washington 98663 (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       Administration of the Plan.

                  The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors that are Non- Employee Directors (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

                  Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock (as hereinafter defined) does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

         3.       Designation of Optionees.

                  The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

         4.       Stock Reserved for the Plan.

                  Subject to adjustment as provided in Section 7 hereof, a total of 1,000,000 shares of the Company's Common Shares (the "Stock") shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 200,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan.

         5.       Terms and Conditions of Options.

                  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (a)      Option  Price.  The  purchase  price of each
share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the last trading day prior to the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the last trading day prior to the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. Fair Market Value means the closing price of publicly traded shares of Stock on the principal United States securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under rules and policies of the American Stock Exchange, the Toronto

Stock Exchange or the Vancouver Stock Exchange, so long as the Common Shares are listed on any such exchange.

                           (b)      Option  Term.  The term of each Option shall
be fixed by the Committee, but no Option shall be exercisable more than five years after the date such Option is granted.

                           (c)      Exercisability.   Subject  to  Section  5(j)
hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

                           (d)      Method of  Exercise.  Options  to the extent
then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised). An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

                           (e)      Non-transferability of Options.  Options are
not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                           (f)      Termination  by  Death.   Unless   otherwise
determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                           (g)      Termination by Reason of Disability.  Unless
otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter;

provided, however, that, if the Optionee dies within such 90 day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                           (h)      Termination by Reason of Retirement.  Unless
otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90 day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  For purposes of this paragraph (h), Normal Retirement shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                           (i)      Other    Termination.    Unless    otherwise
determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of 90 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

                           (j)      Limit  on  Value of  Incentive  Option.  The
aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                           (k)      Transfer of  Incentive  Option  Shares.  The
stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive
Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

                           (l)      Limitation  on Options  Held by One  Person.
The aggregate number of shares of Stock subject to options held by any one person shall not exceed that number of shares as equals 5% of the outstanding shares of the Company.

         6.       Term of Plan.

                  No Option shall be granted pursuant to the Plan on or after December 16, 2007, but Options theretofore granted may extend beyond that date.


         7.       Capital Change of the Company.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         8.       Purchase for Investment.

                  Unless the Options and shares covered by the Plan have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         9.       Taxes.

                  The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any United States or Canadian taxes or any other tax matters.

         10.      Effective Date of Plan.

                  The Plan shall be effective on December 16, 1997, provided however that the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than December 15, 1998.

         11.      Amendment and Termination.

                  The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

                           (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                           (b) materially increase the benefits accruing to the Optionees under the Plan;

                           (c) materially modify the requirements as to eligibility for participation in the Plan;

                           (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the last trading day prior to the date of grant thereof; or

                           (e) extend the term of any Option beyond that provided for in Section 5(b).

                  The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         12.      Government Regulations.

                  The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges (including the American Stock Exchange, the Toronto Stock Exchange or the Vancouver Stock Exchange, so long as the Common Shares are listed on any such exchange) as may be required.

         13.      General Provisions.

                           (a)      Certificates. All certificates for shares of
Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal, provincial or state securities law, any stock exchange upon which the Stock is then listed and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                           (b)      Employment Matters. The adoption of the Plan
shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                           (c)      Limitation  of  Liability.  No member of the
Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                           (d)      Registration of Stock.  Notwithstanding  any
other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States or exempt from the prospectus and registration requirements under applicable provincial legislation. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws or the laws of any province in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

                                         GST TELECOMMUNICATIONS, INC.

                                                                      APPENDIX B
                                  BY-LAW NO. 1

                                       of


                          GST TELECOMMUNICATIONS, INC.
                          ----------------------------


                                TABLE OF CONTENTS
                                -----------------

HEADING                                    SECTION             PAGE
-------                                    -------             ----


INTERPRETATION                               1                  1
DIRECTORS                                    2 - 6              1
MEETINGS OF DIRECTORS                        7 - 11             3
REMUNERATION OF DIRECTORS                    12                 4
SUBMISSION OF CONTRACTORS OR                 13                 4
  TRANSACTIONS TO SHAREHOLDERS
  FOR APPROVAL
FOR THE PROTECTION OF                        14 - 15            4
  DIRECTORS AND OFFICERS
INDEMNITIES TO DIRECTORS                     16                 6
  AND OFFICERS
OFFICERS                                     17-30              6
SHAREHOLDERS' MEETINGS                       31-40              9
SHARES                                       41-42             12
TRANSFER OF SECURITIES                       43-46             13
DIVIDENDS                                    47                14
VOTING SHARES AND                            48                14
  SECURITIES IN OTHER COMPANIES
INFORMATION AVAILABLE TO                     49-50             14
  SHAREHOLDERS
NOTICES                                      51-57             14
CHEQUES, DRAFTS AND NOTES                    58                16
CUSTODY OF SECURITIES                        59                16
EXECUTION OF INSTRUMENTS                     60                16
FINANCIAL YEAR                               61                17

                                  BY-LAW NO. 1


                  A by-law relating generally to the conduct of the affairs of GST TELECOMMUNICATIONS, INC.

                  BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of GST TELECOMMUNICATIONS, INC. (hereinafter called the "Corporation") as follows:


                                 INTERPRETATION

                  1. In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:


                  (a) "Act" means the Canada Business Corporations Act, S.C. 1985, c.44 as from time to time amended and every statute that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes:


                  (b) "Regulations" means the Regulations under the Act as published or from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Regulations shall be read as references to the substituted provisions therefor in the new regulations;

                  (c) "by-law" means any by-law of the Corporation from time to time in force and effect;

                  (d) all terms which are contained in the by-laws of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations; and

                  (e) the singular shall include the plural and the plural shall include the singular; the masculine shall include the feminine; and the word "person" shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

                                    DIRECTORS

                  2. Number: Subject to the articles of the Corporation and any unanimous shareholder agreement, the business and affairs of the Corporation shall be managed by a board of directors consisting of not less than one nor more than fifteen directors except if any of the issued securities of the Corporation are or were a part of a distribution to the public, the board of directors shall consist of not less than three directors, at least two of whom are not officers or employees of the Corporation or any affiliate of the Corporation.

                  3. Term of Office: A director's term of office (subject to the provisions, if any, of the articles of the Corporation and to the provisions of the Act) shall be from the date on which he is elected or appointed until the annual meeting next following.

                  4. Vacation of Office: The office of a director shall ipso facto be vacated: (a) if he becomes bankrupt or suspends payments of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (b) if he is found to be a mentally incompetent person; or (c) if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is sent to the Corporation or at the time specified in the notice, whichever is later.

                  5. Election and Removal: Directors shall be elected by the shareholders on a show of hands unless a ballot is demanded in which case such election shall be by ballot. The whole board shall retire at the annual meeting at which the yearly election of directors is to take place but, if qualified, any retiring director shall be eligible for re-election provided always that the shareholders of the Corporation may, by ordinary resolution passed at a special meeting of shareholders, remove any director or directors from office and a vacancy created by the removal of a director may be filled at the meeting of the shareholders at which the director is removed.

                  5(a). Filling a Vacancy: Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors, the board shall forthwith call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no directors then in office, any shareholder may call the meeting.


                  6. Committee of Directors: The directors may appoint from among their number a committee of directors and subject to section 115 of the Act may delegate to such committee any of the powers of the directors.


                  6(a). Alternate Directors. Any Director may by instrument in writing delivered to the Corporation appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Corporation. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present. A person may be appointed as an alternate Director by more than one Director, and an alternate Director shall be counted separately in determining the quorum for, and having a separate vote on behalf of, each Director he is representing, in addition to being so counted and voting where he is himself a Director. Every alternate Director, if authorized by the instrument appointing them, may sign in place of the Director who appointed him resolutions submitted to the Directors to be consented to in writing as referred to in paragraph 11 of this by-law. Every alternate Director shall be deemed not to be the agent of a Director appointing him. An alternate Director shall be deemed to be a Director for all purposes of this by-law in the performance of any function authorized under this paragraph 6(a), but shall not otherwise be deemed to be a Director or to have power to act as a Director. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Corporation revoke the appointment of an alternate appointed by him. An alternate Director may be repaid by the Corporation such expenses as might properly be repaid to him if he were a Director and he shall be entitled to receive from the Corporation such proportion, if any, of the remuneration otherwise payable to the Director appointing him as such Director may from time to time direct.

                              MEETINGS OF DIRECTORS

                  7. Place of Meeting: Meetings of the board of directors and of the committee of directors (if any) may be held within or outside Canada.


                  8. Notice: A meeting of directors may be convened by the Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President if he is a director, a Vice-President who is a director or any two directors at any time, when directed or authorized by any of such officers or any two directors, shall convene a meeting of directors. Subject to subsection 114(5) of the Act the notice of any such meeting need not specify the purpose of or the business to be transacted at the meeting. Notice of any such meeting shall be served in the manner specified in paragraph 51 of this by-law not less than two days (exclusive of the day on which the notice is delivered or sent but inclusive of the day for which notice is given) before the meeting is to take place; provided always that a director may in any manner waive notice of a meeting of directors and attendance of a director at a meeting of directors shall constitute a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.


                  For the first meeting of the board of directors to be held immediately following the election of directors by the shareholders for a meeting of the board of directors at which a director is appointed to fill a vacancy in the board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

                  9. Quorum: A majority of the directors shall form a quorum for the transaction of business and, notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of directors. No business shall be transacted at a meeting of directors, unless a quorum of the board is present.

                  A director may, if all the directors of the Corporation consent, participate in a meeting of directors or of the committee of directors (if any) by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other and a director participating in such a meeting by such means is deemed to be present at that meeting.

                  10. Voting: Questions arising at any meeting of the Board of directors shall be decided by a majority of votes. In case of an equality of votes the chairman of the meeting in addition to his original vote shall not have a second or casting vote.

                  11. Resolution in Lieu of Meeting: Notwithstanding any of the foregoing provisions of this by-law a resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the directors or the committee of directors (if any) is as valid as if it had been passed at a meeting of the directors or the committee of directors (if any).

                            REMUNERATION OF DIRECTORS

                  12. The remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a member of the board of directors. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

                     SUBMISSION OF CONTRACTS OR TRANSACTIONS

                          TO SHAREHOLDERS FOR APPROVAL


                  13. The board of directors in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the provisions of section 120 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.


                  FOR THE PROTECTION OF DIRECTORS AND OFFICERS


                  14. In supplement of and not by way of limitation upon any rights conferred upon directors by section 120 of the Act, it is declared that no director shall be disqualified by his office from, or vacate his office by reason of, holding any office or place of profit under the Corporation or under any body corporate in which the Corporation shall be a shareholder or by reason of being otherwise in any way directly or indirectly interested or contracting with the Corporation either as vendor, purchaser or otherwise or being concerned in any contract or arrangement made or proposed to be entered into with the Corporation in which he is in any way directly or indirectly interested either as vendor, purchaser or otherwise nor shall any director be liable to account to the Corporation or any of its shareholders or creditors for any profit arising from any such office or place of profit; and, subject to the provisions of section 120 of the Act, no contract or arrangement entered into by or on behalf of the Corporation in which any director shall be in any way directly or indirectly interested shall be avoided or voidable and no director shall be liable to account to the Corporation or any of its shareholders or creditors for any profit realized by or from any such contract or arrangement by reason of any fiduciary relationship. Subject to the provisions of section 120 of the Act, no director or officer shall be obliged to make any declaration of interest in respect of a contract or proposed contract with the Corporation in which such director or officer is in any way directly or indirectly interested nor shall any director be obliged to refrain from voting in respect of any such contract.


                  15. Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a company which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or company, as the case may be, from receiving proper remuneration for such services.

                      INDEMNITIES TO DIRECTORS AND OFFICERS


                  16. Subject to section 124 of the Act, every director and officer of the Corporation and his heirs, executors, administrators and other legal personal representatives, shall from time to time be indemnified and saved harmless by the Corporation from and against,


                  (a) any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect to the execution of the duties of his office; and

                  (b) all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation.

                                    OFFICERS


                  17. Appointment: The board of directors shall annually or as often as may be required appoint a President and a Secretary and, if deemed advisable, may annually or as often as may be required appoint a Chairman of the Board, one or more Vice-Chairman of the Board, a Managing Director, one or more Vice-Presidents, a Treasurer, one or more Assistant Secretaries and/or one or more Assistant Treasurers. A Director may be appointed to any office of the Corporation but none of the officers except the Chairman of the Board, the Vice-Chairman of the Board and the Managing Director need be a member of the board of directors. Two or more of the aforesaid offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be prescribed by the board of directors.


                  18. Remuneration and Removal: The remuneration of all officers appointed by the board of directors shall be determined from time to time by resolution of the board of directors. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board of directors at any time, with or without cause.

                  19. Powers and Duties: All officers shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the board.

                  20. Duties may be Delegated: In case of the absence of inability to act of any officer of the Corporation except the Managing Director or for any other reason that the board of directors may deem sufficient the board of directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.


                  21.(a) Chairman of the Board: The Chairman of the Board (if any) shall, when present, preside at all meetings of the board of directors, the committee of directors (if any) and the shareholders.

                  21.(b) Vice-Chairman of the Board: The Vice-Chairman of the Board (if any), or, if more than one, each Vice-Chairman of the Board, shall have such powers and duties as the board of directors may determine. If the Chairman of the Board is absent or unable or refuses to act, a Vice-Chairman of the Board shall, when present, preside at all meetings of the board of directors, the committee of directors (if any) and the shareholders.

                  22. Managing Director: The Managing Director (if any) shall be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the board of directors in accordance with the provisions of section 115 of the Act.

                  23. President: The President , subject to the direction of the board of directors, shall have general and active management of the business of the Corporation and shall perform such duties and shall have such powers as the board of directors may from time to time prescribe.

                  24.(a) Chief Executive Officer: The Chief Executive Officer (if any) shall be the principal executive officer of the Corporation and, subject to the direction of the board of directors, shall have general supervision and control of the business of the Corporation. The Chief Executive Officer shall perform such other duties and shall have such other powers as the board of directors may from time to time prescribe.

                  24.(b) Chief Operating Officer: The Chief Operating Officer shall perform such duties and possess such powers as the board of directors may from time to time prescribe.

                  25. Vice-President: The Vice-President or, if more than one, the Vice- Presidents, in order of seniority, shall have such powers and duties as the board of directors may be determine. The Vice-President or, if more than one, the Vice-Presidents, in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President; provided, however, that a Vice-President who is not a director shall not preside as chairman at any meeting of directors or of the committee of directors (if any) or, subject paragraph 37 of this by-law, at any meeting of shareholders. The board of directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.


                  26. Secretary: The Secretary shall give or cause to be given notices for all meetings of the board of directors, the committee of directors (if any) and the shareholders when directed to do so and shall have charge of the minute books of the Corporation and, subject to the provisions of paragraph 43 of this by-law, of the records (other than accounting records) referred to in section 20 of the Act.

                  27. Treasurer: Subject to the provisions of any resolution of the board of directors, the Treasurer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depository or depositaries as the board of directors may direct. He shall keep or cause to be kept the accounting records referred to in section 20 of the Act. He may be required to give such bond for the faithful performance of his duties as the board of directors in its uncontrolled discretion may require but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.


                  28. Assistant Secretary And Assistant Treasurer: The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall respectively perform all the duties of the Secretary and the Treasurer, respectively, in the absence or inability or refusal to act of the Secretary or the Treasurer, as the case may be.


                  29. General Manager or Manager: The board of directors may from time to time appoint one or more General Managers or Managers and may delegate to him or them full powers to manage and direct the business and affairs of the Corporation (except such matters and the duties as by law must be transacted or performed by the board of directors and/ or by the shareholders) and to employ and discharge agents and employees of the Corporation or may delegate to him or them any lesser authority. A General Manager or Manager shall conform to all lawful orders given to him by the board of directors of the Corporation and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by a General Manager or Manager shall be subject to discharge by the board of directors.

                  30. Vacancies: If the office of any officer of the Corporation shall be or become vacant by reason of death, resignation, disqualification or otherwise, the directors by resolution shall, in the case of the President or the Secretary, and may, in the case of any other office, appoint a person to fill such vacancy.

                             SHAREHOLDERS' MEETINGS


                  31. Annual Meeting: Subject to the provisions of section 132 of the Act, the annual meeting of the shareholders shall be held on such day in each year and at such time as the directors may by resolution determine at any place within Canada or, if all the shareholders entitled to vote at such meeting so agree, outside Canada.

                  32. Special Meetings: Special meetings of the shareholders may be convened by order of the Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President if he is a director, a Vice-President who is a director or by the board of directors at any date and time and at any place within Canada or, if all the shareholders entitled to vote at such meeting so agree, outside Canada.

                  33. Notice: A printed, written or typewritten notice stating the day, hour and place of meeting shall be given by serving such notice on each shareholder entitled to vote at such meeting, on each director and on the auditor of the Corporation in the manner specified in paragraph 51 of this by-law, not less than twenty-one days or more than fifty days (in each case exclusive of the day on which the notice is delivered or sent and of the day for which notice is given) before the date of the meeting. Notice of a meeting at which special business is to be transacted shall state (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (b) the text of any special resolution to be submitted to the meeting.

                  34. Waiver And Notice: A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of a meeting of shareholders and attendance of such person at a meeting of shareholders and attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

                  35. Omission Of Notice: The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any shareholder or shareholders, director or directors or the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

                  36. Votes: Every question submitted to any meeting of shareholders shall be decided in the first instance by a show of hands unless a person entitled to vote at the meeting has demanded a ballot and in the case of an equality of votes the chairman of the meeting shall neither on a show of hands nor on a ballot have a second or casting vote in addition to the vote or votes to which he may be otherwise entitled.

                  At any meeting unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

                  In the event that the Chairman of the Board and the Vice-Chairman of the Board are absent and the President is absent or is not a director and there is no Vice-President present who is a director, the persons who are present and entitled to vote shall choose another director as chairman of the meeting and if not director is present or if all the directors present decline to take the chair then the persons who are present and entitled to vote shall choose one of their number to be chairman.

                  A ballot may be demanded either before or after any vote by show of hands by any person entitled to vote at the meeting. If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of directors, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

                  Where two or more persons hold the same share or shares jointly one of those holders present at a meeting of shareholders may, in the absence of the other or others, vote the share or shares but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the share or shares jointly held by them.

                  37. Proxies: Votes at meetings of shareholders may be given either personally or by proxy or, in the case of a shareholder who is a body corporate or association, by an individual authorized by a resolution of the board of directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. At every meeting at which he is entitled to vote, every shareholder and/or person appointed by proxy and/or individual so authorized to represent a shareholder who is present in person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every shareholder present in person or represented by proxy or by an individual so authorized shall (subject to the provisions, if any, of the articles of the Corporation) have one vote for every share held by him.

                  A proxy shall be executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or any adjournment thereof.

                  A person appointed by proxy need not be a shareholder.

                  Subject to the provision of Part IV of the Regulations, a proxy may be in the following form:

                           The undersigned shareholder of_______________________
                           _____________________________________________________
                           hereby appoints______________________________________
                           of__________________________, or failing him, _______
                           of_____________________________ as the nominee of the
                           undersigned to attend and act for the undersigned and on behalf of the undersigned at the _________________ meeting of the shareholders of the said Corporation to be held on the ________day of _____________, 19___
                           and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or such adjournment or adjournments thereof.

                           DATED this _____ day of ______________________, 19___



                                                 ---------------------------
                                                  Signature of Shareholder


                  The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic or cable or telex or written communication accepted by the chairman of the meeting shall be valid and shall be counted.


                  38. Adjournment: The chairman of any meeting may with the consent of the meeting adjourn the same from time to time to a fixed time and place and no notice of such adjournment need be given to the shareholders unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more in which case notice of the adjourned meeting shall be given as for an original meeting. Any business may be brought before or dealt with at any adjourned meeting for which no notice is required which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.


                  39. Quorum: A quorum at any meeting of shareholders (unless a greater number of persons are required to be present or a greater number of shares are required to be represented by the Act or by the articles or any other by-law) shall be persons present not being less than two in number and holding or representing not less than five per cent of the total number of the issued shares of the Corporation for the time being enjoying voting rights at such meeting. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the opening of a meeting of shareholders, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business.

                  40. Resolution In Lieu Of Meeting: Notwithstanding any of the foregoing provisions of this by-law a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of the shareholders is, subject to section 136 of the Act, as valid as if it had been passed at a meeting of the shareholders.

                                     SHARES

                  41.  Allotment  And  Issuance:  Subject to the  provisions  of section 25 of the Act, shares in the capital of the Corporation may be allotted and issued by resolution of the board of directors at such times and on such terms and conditions and to such persons or class of persons as the board of directors determines.


                  42. Certificates: Shares certificates and the form of stock transfer power on the reverse side thereof shall (subject to section 49 of the
Act) be in such form as the board of directors may by resolution approve and such certificates shall be signed by the Chairman of the Board or a Vice-Chairman of the Board or the Managing Director or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing.

                  The signature of the Chairman of the Board, a Vice-Chairman of the board, the Managing Director, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President or the Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they have been signed manually. Where the Corporation has appointed a registrar, transfer agent or branch transfer agent for the shares (or for the shares of any class or classes) of the Corporation the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation and when countersigned by or on behalf of a registrar, transfer agent or branch transfer agent such certificates so signed shall be as valid to all intents and purposes as if they had been signed manually. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.


                  42(a). If a share certificate

                  (i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

                  (ii) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Director deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

                  (iii) represents more than one share and the registered owner thereof surrenders it to the Corporation with a written request that the Corporation issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Corporation shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

                  Such sum as the Directors may from time to time fix shall be paid to the Corporation for each certificate to be issued as aforesaid.

                             TRANSFER OF SECURITIES

                  43. Transfer Agent And Registrar: The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which and such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any.

                  44. Securities Registers: A central securities register of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in Canada as may from time to time be designated by resolution of the board of directors and a branch securities register or registers may be kept at such office or offices of the Corporation or other place or places, either in or outside Canada, as may from time to time be designated by resolution of the directors.

                  45. Surrender Of Certificates: Subject to subparagraph 42(a)(ii) of this by-law no transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

                  46. Shareholder Indebted To The Corporation: If so provided in the articles of the Corporation, the Corporation has a lien on share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer of such share.

                                    DIVIDENDS

                  47. The directors may from time to time by resolution declare and the Corporation may pay dividends on the issued and outstanding shares in the capital of the Corporation subject to the provisions (if any) or the articles of the Corporation.

                  In case several persons are registered as the joint holders of any shares any one of such persons may give effectual receipts for all dividends and payments on account of dividends and/or redemption of shares (if any) subject to redemption.

                 VOTING SHARES AND SECURITIES IN OTHER COMPANIES

                  48. All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the board of directors of the Corporation shall from time to time determine. The proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the board of directors.

                      INFORMATION AVAILABLE TO SHAREHOLDERS

                  49. Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

                  50. The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the board of directors or by a resolution of the shareholders.

                                     NOTICES


                  51. Service: Any notice or other document required by the Act, the Regulations, the articles or the by-laws to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by telegram or cable or telex to any such shareholder at his latest address as shown in the records of the Corporation or its transfer agent and to any such director at his latest address as shown in the records of the Corporation or in the last notice filed under section 106 or 113 of the Act, and to the auditor at his business address;

provided always that notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

                  52. Shares registered in more than one name: All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery to all the holders of such shares.


                  53. Persons becoming  entitled by operation of law: Subject to section 51 of the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which, previous to his name and address being entered in the records of the Corporation, shall be duly given to the person or persons from whom he derives his title to such shares or shares.

                  54. Deceased Shareholders: Subject to section 51 of the Act, any notice or other document delivered or sent by post, telegram or telex or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested with him in such shares.


                  55. Signature to notices: The signature of any director or officer of the Corporation to any notice or document to be given by the Corporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

                  56. Computation of time: Where a given number of days' notice or notice extending over a period is required to be given under any provisions of the articles or by-laws of the Corporation the day of service or posting of the notice or document shall, unless it is otherwise provided, be counted in such number of days or other period.

                  57. Proof of service: With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in paragraph 51 of this by-law and put into a post office or into a letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the sending or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

                            CHEQUES, DRAFTS AND NOTES

                  58. All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or persons, whether or not officers of the Corporation, and in such manner as the board of directors may from time to time designate by resolution.

                              CUSTODY OF SECURITIES

                  59. All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or trust company or in a safety deposit box or, if so authorized by resolution of the board of directors, with such other depositaries or in such other manner as may be determined from time to time by the board of directors.

                  All share certificates, bonds, debentures, notes or other obligations belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names or more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

                            EXECUTION OF INSTRUMENTS

                  60. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by:


                  (a) The Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President or a Vice-President together with the Secretary or the Treasurer, or


                  (b) any two directors

and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any officer or officers, or any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

                  The corporate seal (if any) of the Corporation may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors, but any such contract, document or instrument is not invalid merely because the corporate seal is not affixed thereto.

                  The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

                  In particular without limiting the generality of the foregoing


                  (a) The Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President or a Vice-President together with the Secretary or the Treasurer, or


                  (b) any two directors

shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.


                  The signature or signatures of the Chairman of the Board, a Vice-Chairman of the Board, the Managing Director, the President, a Vice-President, the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer or any director of the Corporation and/or of any other officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.

                                 FINANCIAL YEAR

                  61. The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.


                  ENACTED this 9th day of September, 1997.


                  (WITNESS the corporate seal of the Corporation).

                                    Corporate
                                      Seal
/s/ Joseph A. Basile, Jr.                        /s/ Stephen Irwin
---------------------------                    -----------------------------

    Joseph A. Basile, Jr.                            Stephen Irwin
       President                                     Secretary

                          GST TELECOMMUNICATIONS, INC.

                                      PROXY

                             FOR THE ANNUAL MEETING

                            TO BE HELD MARCH 4, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, being a shareholder of GST Telecommunications, Inc. (the "Company"), hereby appoints John Warta, Chairman of the Company, or failing him, Stephen Irwin, Vice-Chairman of the Company, or failing him, Daniel Trampush, Senior Vice President and Chief Financial Officer of the Company, or, alternatively, __________________, as proxyholder, to attend the Annual Meeting of the Company to be held at 10:00 a.m. in The King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada on March 4, 1998, and at any adjournment thereof and to vote all the shares in the capital of the Company that the undersigned would otherwise be entitled to vote if personally present at such Annual Meeting or at any adjournment thereof with respect to the matters set forth below as follows:

         1.       Setting the number of directors for election at nine.

                  VOTE FOR    / /            WITHHOLD VOTE    / /

         2. To vote for the election of the following directors: John Warta, Stephen Irwin, Joseph A. Basile, Jr., Thomas E. Sawyer, Jack G. Armstrong, Peter E. Legault, Joseph G. Fogg, III, A. Roy Megarry and Mitsuhiro Naoe

                  VOTE FOR all nominees / /   WITHHOLD VOTE for all nominees / /
                  (except as marked to the contrary below)

                  (INSTRUCTIONS: To withhold vote for any individual nominee, strike a line through the nominee's name in the list below)

                           John Warta, Stephen Irwin, Joseph A. Basile, Jr., Thomas E. Sawyer, Jack G. Armstrong, Peter E. Legault, Joseph G. Fogg, III, A. Roy Megarry, Mitsuhiro Naoe

         3. Approval of an amendment to the Company's 1996 Stock Option Plan increasing the number of Common Shares that may be subject to options granted thereunder from 700,000 to 1,000,000 shares.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /

         4. Approval of the Company's 1997 Stock Option Plan and authorization for the Board of Directors to make changes to such Plan as may be required by the securities regulatory authorities or to comply with applicable legislation without further shareholder approval.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /

         5. Approval of the Company's Amended and Restated By-Laws and authorization for the Board of Directors to make such changes to the Amended and Restated By-Laws as may be required to comply with applicable legislation without further shareholder approval.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /


         6. Approval of the issuance of Common Shares upon conversion of outstanding Series A Preference Shares issued by the Company in a private placement.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /


         7. Appointment of KPMG Peat Marwick LLP, Certified Public Accountants, to serve as auditors for the Company and authorization for the directors to fix the remuneration to be paid to the auditors.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /


         8.       To  vote  with   discretionary   power  with  respect  to  the
                  transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

                  VOTE FOR  / /        AGAINST  / /       ABSTAIN / /


The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Circular, both dated January 28, 1998 and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

DATED this ________ day of ______________________, 1998.


----------------------------------                ------------------------------
NAME (Please Print)                               SIGNATURE

                                            NOTE:  Please  sign  exactly as name
                                            appears hereon.  Joint owners should
                                            each sign. When signing as attorney,
                                            executor, administrator,  trustee or
                                            guardian,  please give full title as
                                            such.  When  signing  on behalf of a
                                            corporation,   you   should   be  an
                                            authorized     officer    of    such
                                            corporation,  and  please  give your
                                            title as such.

                                      NOTES
                                      -----

         1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL EITHER (I) AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN) OR (II) AS REQUIRED BY VIRTUE OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE COMPANY BEING REPRESENTED AT THE ANNUAL MEETING (THE "MEETING") BY PROXIES THAT ARE TO BE VOTED AGAINST A MATTER. IF THE SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE, THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. IF NO CHOICE IS SPECIFIED, THE PROXYHOLDER, IF ONE PROPOSED BY THE BOARD OF DIRECTORS, INTENDS TO VOTE THE SHARES REPRESENTED BY THE PROXY AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE. IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, DISCRETIONARY AUTHORITY IS HEREBY CONFERRED WITH RESPECT THERETO.

         2. A SHAREHOLDER OR AN INTERMEDIARY HOLDING SHARES AND ACTING ON BEHALF OF AN UNREGISTERED SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS (WHICH PERSON NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER OR INTERMEDIARY MUST STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AS PROXYHOLDERS AND INSERT THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED OR COMPLETE ANOTHER PROXY.

         3. This Proxy will not be valid unless it is dated and signed by the intermediary or by the shareholder or his attorney authorized in writing. In the case of a corporation, this Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

         4. To be effective, the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, must be deposited with the Company's transfer agent, Montreal Trust Company of Canada, of 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Meeting. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

         5. This Proxy is solicited on behalf of the Board of Directors of the Company.

         Your name and address are shown as registered - please notify Montreal Trust Company of Canada of any change in your address.



                                       -3-